Exhibit 99.2

Colonial Brookwood Village	Colonial Grand at Arringdon
Birmingham, Alabama	Raleigh, North Carolina

Colonial Center TownPark	The Peachtree
Orlando, Florida	Atlanta, Georgia
SUPPLEMENTAL FINANCIAL HIGHLIGHTS
1ST QUARTER 2006

Colonial Properties Trust

TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Quarterly Earnings Announcement and Financial Statements	4
2.	Corporate Summary
	Quarterly Segment Data Summary	7
	Divisional NOI Breakout: By Sector & Market	8
3.	Development Pipeline/Acquisition & Disposition Detail	9
4.	Taxable REIT Subsidiary Activities	11
5.	Unconsolidated Partnerships Summary	12
6.	Corporate Trends
	Supplemental Data	14
	Investment Activities	14
7.	Debt Summary/Coverage Ratios/Total Market Capitalization	15
8.	Equity Issues: Common & Preferred	17
9.	Multifamily Division Summary
	Divisional NOI	18
	Operational Statistics	19
	Occupancy Summary	20
10.	Office Division Summary
	Divisional NOI	22
	Operational Statistics	23
	Lease Expiration/Tenant Concentration	24
	Leasing Execution	25
	Occupancy Summary	27
11.	Retail Division Summary
	Divisional NOI	29
	Operational Statistics/Capex	30
	Lease Expiration/Tenant Concentration	31
	Leasing Execution	32
	Occupancy Summary	34
12.	Corporate Reconciliations
	Revenues/Expenses/NOI	36
	NOI from Discontinued Operations/FFO/EBITDA	37
	SEC Coverage Ratios	38
	Base Rent per Unit/SF	39
	Capital Expenditures, Tenant Improvements & Leasing Commissions	40
	Earnings per share/FFO per share/Dividend Summary	41
13.	Appendix
	Multifamily Portfolio Occupancy Listing	42
	Office Portfolio Occupancy Listing	46
	Retail Portfolio Occupancy Listing	48
12.	Glossary of Terms	50
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this press release.
The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2005, which discuss these and other factors that could adversely affect the company’s results.

4/21/2006
1Q06	- 2 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) that, through its subsidiaries, owns a portfolio of multifamily, office and retail properties where you live, work and shop in the Sunbelt region of the United States. A self-administered, self-managed REIT, Colonial Properties performs development, acquisition, management, leasing and brokerage services for its own portfolio and for properties owned by third parties.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Under its Colonial Star Strategy, the company focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.
COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:

-	Managing a diversified property portfolio
-	Investing in high growth Sunbelt cities
-	Achieving operating excellence
-	Facilitating Mixed Use investment
-	Pursuing strategic acquisition, disposition and development opportunities
-	Delivering additional income from the taxable REIT subsidiary (TRS)
-	Ensuring a strong balance sheet
CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Barbara Pooley
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	800-645-3917
205-250-8700	704-552-8538 — fax
205-250-8890 — fax

www.colonialprop.com	To receive an Investor Package, please contact:
800-645-3917
704-643-7970
TRANSFER AGENT

Computershare	The Company’s Transfer Agent manages all activities for
P.O. Box 43010	registered shareholders including basic account updates,
Providence, RI 02940-3010	initial share purchases, dividend reinvestments, share
Investor Relations: 800-730-6001	transfers and sales as well as optional cash investments.
www.computershare.com
EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
Citigroup Smith Barney	Jon Litt / Jordan Sadler	212-816-0231 / 212-816-0438
Green Street Advisors	John Arabia / Michael Chong	949-640-8780
Stifel Nicolaus	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Harris Nesbitt Research	Rich Anderson	212-885-4180
Merrill Lynch	Bill Acheson	212-449-0035
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954
GUIDANCE

	2Q 2006 Range		FYE 2006 Range
Fully Diluted Earnings per Share	$0.70	$1.18	$1.43	$1.95
Plus: Real Estate Depreciation & Amortization	0.90	0.90	3.20	3.20
Less: Gain on Sale of Assets	(0.70)	(1.15)	(0.85)	(1.25)

Fully Diluted Funds from Operations per Share	$0.90	$0.93	$3.78	$3.90

1Q06	- 3 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2006
BALANCE SHEET

($ in 000s)	As of	As of
	3/31/2006	12/31/2005
ASSETS
Real Estate Assets
Operating Properties	$3,972,119	$3,974,925
Undeveloped Land & Construction in Progress	237,993	202,052

Total Real Estate, before Depreciation	4,210,112	4,176,977
Less: Accumulated Depreciation	(486,657)	(453,365)
Real Estate Assets Held for Sale, net	116,556	367,372

Net Real Estate Assets	3,840,011	4,090,984

Cash and Equivalents	37,313	30,615
Restricted Cash	8,198	8,142
Accounts Receivable, net	23,183	28,543
Notes Receivable	51,869	36,387
Prepaid Expenses	15,995	19,549
Deferred Debt and Lease Costs	46,786	50,436
Investment in Unconsolidated Subsidiaries	125,377	123,700
Other Assets	96,253	110,902

Total Assets	$4,244,985	$4,499,258

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$166,600	$210,228
Notes and Mortgages Payable	2,133,327	2,274,620
Mortages Payable Related to Real Estate Assets Held for Sale	—	9,502

Total Long-Term Liabilities	2,299,927	2,494,350

Other Liabilities	119,765	138,861

Total Liabilities	2,419,692	2,633,211

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	9,141	8,094

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	105,503	133,159

Total Preferred Shares and Units, at Liquidation Value	380,503	408,159

Common Equity, including Minority Interest in Operating Partnership	1,435,649	1,449,794

Total Equity, including Minority Interest	1,825,293	1,866,047

Total Liabilities and Equity	$4,244,985	$4,499,258

SHARES & UNITS OUTSTANDING, END OF PERIOD

(shares and units in 000s)	As of	As of
	3/31/2006	12/31/2005
Basic
Shares	45,337	44,857
Operating Partnership Units (OP Units)	10,850	10,872

Total Shares & OP Units	56,187	55,729

Dilutive Common Share Equivalents	—	391

Diluted
Shares	45,337	45,248
Total Shares & OP Units	56,187	56,120

1Q06	- 4 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2006
CONSOLIDATED STATEMENTS OF INCOME

($ in 000s, except per share data)	Three Months Ended
	3/31/2006	3/31/2005
Revenue
Minimum Rent	$113,760	$73,077	55.7%
Percentage Rent	414	660	-37.3%
Tenant Recoveries	7,933	8,984	-11.7%
Construction Revenues	12,140	—
Other Property Related Revenue	8,250	2,321	255.5%
Other Non-Property Related Revenue	4,108	3,126	31.4%

Total Revenue	146,605	88,168	66.3%

Operating Expenses
Property Operating Expenses:
General Operating Expenses	11,793	6,181	90.8%
Salaries and Benefits	8,885	3,627	145.0%
Repairs and Maintenance	10,319	8,293	24.4%
Taxes, Licenses, and Insurance	15,084	9,379	60.8%

Total Property Operating Expenses	46,081	27,480	67.7%

General and Administrative	11,514	8,401	37.1%
Construction Expenses	11,370	—
Depreciation	39,529	23,628	67.3%
Amortization	7,967	3,307	140.9%

Total Operating Expenses	116,461	62,816	85.4%

Income from Operations	30,144	25,352	18.9%

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(33,811)	(24,364)	38.8%
Loss on Retirement of Debt	(1,179)	—
Interest Income	1,539	210	632.9%
Income (Loss) from Investments	(662)	270	-345.2%
Gain on Hedging Activities	2,464	280	780.0%
Gain on Sale of Property, net of income taxes of $513 in 2006 and $0 in 2005 (1)	6,024	1,025	487.7%
Income Taxes	(796)	(210)	279.0%

Total Other Income (Expense)	(26,421)	(22,789)	15.9%

Income before Minority Interest & Discontinued Operations	3,723	2,563	45.3%

Minority Interest
Minority Interest of Limited Partners	(120)	(4)	2900.0%
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	0.0%
Minority Interest in CRLP — Common	869	799	8.8%

Total Minority Interest	(1,064)	(1,018)	4.5%

Income from Continuing Operations	2,659	1,545	72.1%

Discontinued Operations (2)
Income from Discontinued Operations	1,763	7,180	-75.4%
Gain (Loss) on Disposal of Discontinued Operations, net of income taxes of $1,269 in 2006 and $0 in 2005	10,508	91,873	-88.6%
Minority Interest in CRLP — Common	(2,191)	(26,773)	-91.8%
Minority Interest of Limited Partners	(979)	(225)	335.1%

Income from Discontinued Operations	9,101	72,055	-87.4%

Net Income	11,760	73,600	-84.0%

Dividends to Preferred Shareholders	(6,099)	(3,695)	65.1%

Preferred Share Issuance Costs	(159)	—

Net Income Available to Common Shareholders	$5,502	$69,905	-92.1%

Earnings per Share — Basic
Continuing Operations	$(0.08)	$(0.08)	0.0%
Discontinued Operations	0.20	2.59	-92.3%

EPS — Basic	$0.12	$2.51	-95.2%

Earnings per Share — Diluted
Continuing Operations	$(0.08)	$(0.08)	0.0%
Discontinued Operations	0.20	2.59	-92.3%

EPS — Diluted	$0.12	$2.51	-95.2%

Notes:

(1)	See page 11 for information regarding gains on condominium sales.

(2)	See page 37 for a reconciliation of NOI from properties sold or held for sale to net income.

1Q06	- 5 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2006
FIRST QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

($ in 000s, except per share data)	Three Months Ended
	3/31/2006	3/31/2005
Net Income Available to Common Shareholders	$5,502	$69,905	-92.1%
Minority Interest in CRLP (Operating Ptr Unitholders)	1,322	25,974	-94.9%
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	1,135	—

Total	7,959	95,879	-91.7%

Adjustments — Consolidated Properties
Depreciation — Real Estate	39,531	25,227	56.7%
Amortization — Real Estate	7,829	3,587	118.3%
Remove: Gain/(Loss) on Sale of Property, net of Income Tax	(16,532)	(90,336)	-81.7%
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest	2,573	937	174.6%

Total Adjustments — Consolidated	33,401	(60,585)	-155.1%

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	3,431	1,173	192.5%
Amortization — Real Estate	1,207	1	120600.0%
Remove: Gain/(Loss) on Sale of Property	(240)	(2,440)	-90.2%

Total Adjustments — Unconsolidated	4,398	(1,266)	-447.4%

Funds from Operations	$45,758	$34,028	34.5%

FFO per Share
Basic	$0.82	$0.89	-8.1%
Diluted	$0.82	$0.89	-8.1%
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
FIRST QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

(shares and units in 000s)	Three Months Ended
	3/31/2006	3/31/2005
Basic
Shares	44,979	27,824	61.7%
Operating Partnership Units (OP Units)	10,865	10,338	5.1%

Total Shares & OP Units	55,844	38,162	46.3%

Dilutive Common Share Equivalents	—	—

Diluted (1)
Shares	44,979	27,824	61.7%
Total Shares & OP Units	55,844	38,162	46.3%
Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

1Q06	- 6 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
QUARTERLY SEGMENT DATA SUMMARY

	Revenue			Expense			Net Operating Income (NOI)
	1Q06	1Q05 (1)	Change	1Q06	1Q05 (1)	Change	1Q06	1Q05 (1)	Change
MULTIFAMILY PORTFOLIO

Same-Property (2)	$62,129	$60,018	3.5%	$24,216	$24,881	-2.7%	$37,913	$35,137	7.9%
Cornerstone Properties (3)		(31,870)			(14,104)	-100.0%		(17,766)
Non Same-Property	15,840	10,118	56.6%	7,047	4,439	58.8%	8,793	5,679	54.8%

Total Division	77,969	38,266	103.8%	31,263	15,216	105.5%	46,706	23,050	102.6%

OFFICE PORTFOLIO

Same-Property (2)	20,900	19,310	8.2%	6,504	6,066	7.2%	14,396	13,244	8.7%
Non Same-Property	23,522	5,770	307.7%	8,562	1,755	387.8%	14,960	4,015	272.6%

Total Division	44,422	25,080	77.1%	15,066	7,821	92.6%	29,356	17,259	70.1%

RETAIL PORTFOLIO

Same-Property (2)	19,048	18,260	4.3%	5,371	5,127	4.8%	13,677	13,133	4.1%
Non Same-Property	9,301	26,150	-64.4%	2,373	8,036	-70.5%	6,928	18,114	-61.8%

Total Division	28,349	44,410	-36.2%	7,744	13,163	-41.2%	20,605	31,247	-34.1%

TOTAL PORTFOLIO

Same-Property (2)	102,077	97,588	4.6%	36,091	36,074	0.0%	65,986	61,514	7.3%
Non Same-Property	48,663	42,038	15.8%	17,982	14,230	26.4%	30,681	27,808	10.3%

Total	$150,740	$107,756	39.9%	$54,073	$36,200	49.4%	$96,667	$71,556	35.1%

Notes:

(1)	The 2005 same-property data includes Cornerstone properties that were not owned by the Company during Q105.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	Cornerstone 1Q05 same-property results are deducted to arrive at 1Q05 Total Portfolio results due to the fact that the Cornerstone merger was not completed until April 1, 2005.
See page 36 for a reconciliation of revenues, expenses and NOI to consolidated revenues, consolidated expenses and consolidated NOI as reported per the 10-Q / K.
Revenue is defined as total property revenues, including our prorata share of unconsolidated partnerships and joint ventures. The Company believes Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Revenue is an integral component in calculating Divisional NOI.
Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures. The Company believes Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Expense is an integral component in calculating Divisional NOI.
Net Operating Income (NOI) is defined as total property revenues, including our prorata share of unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate NOI on a basis different than the Company. In addition, NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

1Q06	- 7 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

1Q06 DIVISIONAL NOI	YTD ‘06 DIVISIONAL NOI

1Q06 MULTIFAMILY DIVISIONAL NOI
1Q06 OFFICE DIVISIONAL NOI

1Q06 RETAIL DIVISIONAL NOI	1Q06 TOTAL DIVISIONAL NOI

1Q06	- 8 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
CURRENT DEVELOPMENT PIPELINE: DETAIL
Significant Projects Under Construction

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.		Thru	YTD	Rem.
	Location	Total	Deliv’d	Leased	Date	Date	Date	Total	2005	2006	2006	After
In Construction in Progress
Multifamily
CG at Silverado Reserve	Austin, TX	238	146	86	1Q05	2Q06	1Q07	23.4	19.8	3.3	0.3	—
CG at Round Rock	Austin, TX	422	114	74	2Q05	4Q06	4Q07	34.5	20.3	7.4	6.8	—
CG at Double Creek	Austin, TX	300			2Q06	3Q06	2Q08	27.3	3.9	0.2	7.7	15.5
CG at Ayrsley	Charlotte, NC	365			2Q06	4Q07	2Q08	33.1	0.2	4.3	13.8	14.8
CG at Traditions	Gulf Shores, AL	320			3Q06	4Q07	3Q08	29.2	2.6	—	11.4	15.2

Office

Northrop Grumman Build to Suit	Huntsville, AL	110		110	4Q05	4Q06	4Q06	17.3	1.5	1.8	14.0	—
Colonial Center TownPark 300	Orlando, FL	150		23	4Q05	3Q06	3Q07	20.6	3.8	1.5	12.4	2.9
Colonial Center Brookwood Village	Birmingham, AL	169		75	2Q06	2Q07	2Q08	36.0	—	0.1	18.4	17.5

Retail
Colonial Pinnacle Craft Farms	Gulf Shores, AL	260	55	55	4Q04	2Q07	2Q07	54.0	14.3	0.2	14.4	25.1
Colonial Pinnacle Tutwiler Farm	Birmingham, AL	250		192	4Q04	4Q06	4Q06	36.0	17.5	1.7	16.8	—
Colonial Promenade Fultondale	Birmingham, AL	257			2Q06	4Q07	4Q07	26.3	2.0	0.4	11.8	12.1
Colonial Promenade Alabaster II	Birmingham, AL	127		58	1Q06	3Q07	3Q07	21.6	0.4	4.1	10.3	6.8

For Sale Projects

The Renwick	Charlotte, NC	85			1Q06	4Q07		24.3	4.1	0.2	10.0	10.0
Colonial Traditions at Gulf Shores (lots)	Gulf Shores, AL	371			3Q06	3Q08		20.0	9.4	0.4	8.7	1.5
Colonial Traditions at South Park	Charlotte, NC	47			2Q06	3Q07		15.0	2.0	0.1	5.8	7.1
Central Park	Charleston, SC	212			3Q05	4Q06		24.9	5.1	2.4	17.4	—
Cypress Village	Gulf Shores, AL	144			1Q06	1Q07		71.3	—	25.3	36.1	9.9
Grander	Gulf Shores, AL	30			1Q06	1Q07		16.6		4.7	10.1	1.8
Spanish Oaks (lots)	Mobile, AL	200			1Q06	4Q06		9.8	—	5.8	4.0	—

Total Consolidated Projects, in CIP								541.2	106.9	63.9	230.2	140.2

Unconsolidated Projects
Regents Park For-Sale (1)	Atlanta, GA	23			1Q06	4Q07		15.0	4.3	0.1	6.5	4.1
CG at Canyon Creek (2)	Austin, TX	336			3Q05	1Q07	4Q07	8.6	—	2.2	4.4	2.0
Pinnacle at Turkey Creek (3)	Knoxville, TN	418	299	337	3Q04	3Q06	3Q06	39.0	25.6	4.5	8.9	—

Total Significant Projects, in CIP								603.8	136.8	70.7	250.0	146.3

Typical Development Yield Ranges:
Multifamily:	7.5-9.0%
Office:	9.5-11.0%
Retail:	9.5-12.0%

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP	170.8
Misc (Infrastructure and Misc Construction)	20.7	* Predevelopment and other.
Land Inventory	46.5	* Raw and improved land.
Less assets transferred to operating assets	(9.7)

Total Construction In Progress	238.0

Notes:

(1)	Development costs represent 40% of total development costs, as the Company is a 40% partner in this project.

(2)	Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.

(3)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project. The Phase I lifestyle center with 299,000 square feet opened in April 2006 at 92% leased. The remaining 119,000 square feet of the Phase II community center will open in the third quarter of 2006.

1Q06	- 9 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
			(SF-000s)	($ mm)	(1)	(2)
2006
Multifamily
CG at Huntcliff Village	Atlanta, GA	Feb-06	358	$7.7	$7.8	5.7%	20% ownership interest
CV at Matthews Village	Charlotte, NC	Mar-06	270	4.5	4.5	6.7%	25% ownership interest

Total				$12.2	$12.3

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(3)
2006
Multifamily
CV at Caledon Wood	Greenville, SC	Jan-06	350	22.9	6.5%	(4	)(5)
The Timbers	Raleigh, NC	Jan-06	176	7.6	6.5%	(4	)(5)
CV at Remington Place	Raleigh, NC	Jan-06	136	7.9	6.5%	(4	)(5)
Summerwalk	Charlotte, NC	Jan-06	160	8.2	6.5%	(4	)(5)
CV at Paces Glen	Charlotte, NC	Jan-06	172	6.0	6.5%	(4	)(5)
CV at Stone Brook	Atlanta, GA	Jan-06	188	9.4	6.5%	(4	)(5)
CG at Whitemarsh	Savannah, GA	Jan-06	352	38.7	6.5%	(4	)(5)
The Meadows	Asheville, NC	Mar-06	392	28.4	6.5%	(4	)(5)
CV at Estrada	Dallas, TX	Mar-06	248	9.6	6.5%	(4	)(5)
Copper Crossing	Ft. Worth, TX	Mar-06	400	14.2	6.5%	(4	)(5)
The Trestles	Raleigh, NC	Mar-06	280	11.6	6.5%	(4	)(5)
CMS joint ventures (4 properties)	(7)	Mar-06	762	5.7	7.1%			15% Ownership interest
Office
6600 Campus Circle	Dallas, TX	Apr-06	127	2.7	9.2%			15% Ownership interest
Paragon Place	Richmond, VA	Apr-06	145	3.6	7.1%			15% Ownership interest

Retail
CP Boulevard Square	Pembroke Pines, FL	Mar-06	220.7	44.3	7.6%	(6)
CP Deerfield	Deerfield Beach, FL	Mar-06	378.7	52.0	7.6%	(6)
CS College Parkway	Ft. Myers, FL	Mar-06	78.9	15.6	7.6%	(6)
CS Pines Plaza	Pembroke Pines, FL	Mar-06	68.2	15.4	7.6%	(6)

	1Q06 Dispositions			297.5
	2Q06 Dispositions			6.3

	Total			$303.8

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties are part of a larger and ongoing transaction that was announced in April 2005.

(5)	The cap rate presented is a blended cap rate for the total transaction comprised of 32 properties. The six properties sold in January of 2006 had a weighted average cap rate of 6.2% and the four properties sold in March of 2006 had a weighted average cap rate of 6.9%.

(6)	These dispositions are part of a single transaction. The Company retained a 10% interest in these properties.

(7)	The CMS properties include CG at Barrington, Macon, GA; CV at Hillwood, Montgomery, AL; CG at Inverness Lakes, Mobile, AL; and CV at Stockbridge, Atlanta, GA.

1Q06	- 10 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Taxable REIT Subsidiary Activities
($ in MMs)

	(Dollars in thousands)
	1Q05	YTD ’05	1Q06	YTD ’06
Revenue
Construction revenues	$—	—	$12,397	$12,397
Management fees	1,202	1,202	2,538	2,538
Leasing fees	126	126	1,205	1,205
Development fees	240	240	685	685
Rental income	—	—	699	699
Other	197	197	378	378

	1,765	1,765	17,902	17,902

Expenses
Construction expenses	—	—	(11,370)	(11,370)
Operating expenses	(960)	(960)	(3,337)	(3,337)

	(960)	(960)	(14,707)	(14,707)

NOI	805	805	3,195	3,195

Gains on condominium sales, net of minority interest and income taxes	—	—	2,573	2,573
Interest income	165	165	1,257	1,257
Interest expense	(247)	(247)	(1,795)	(1,795)
Income taxes	(210)	(210)	(898)	(898)
Depreciation and amortization	(100)	(100)	(173)	(173)
Other	329	329	137	137

	(63)	(63)	1,101	1,101

Net Income	$742	$742	$4,296	$4,296

CONDOMINIUM SALES
For the three months ended March 31, 2006, continuing operations and discontinued operations include gains on condominium sales before minority interest and income taxes of $1.5 million and $4.0 million, respectively. A summary of revenues and costs of condominium activities for the three months ended March 31, 2006 was as follows:

	1Q05	YTD ’05	1Q06	YTD ’06
Condominium revenues, net	$—	$—	$29,604	$29,604
Condominium costs	—	—	(24,114)	(24,114)

Gains on condominium sales, before minority interest and income taxes	—	—	5,490	5,490
Minority interest	—	—	(1,135)	(1,135)
Provision for income taxes	—	—	(1,782)	(1,782)

Gains on condominium sales, net of minority interest and income taxes	$—	$—	$2,573	$2,573

($ in 000s)	1Q05	YE ’05	1Q06	YTD ’06
Condominium Projects Status
Units Closed in prior periods	—	—	328	328
Units Closed in current period	—	328	128	128
Contracted (1)	—	26	306	306
Available Units	—	305	438	438

Total Units	—	659	1,200	1,200

Gross Sales Price (2)	$—	$79,322	$29,604	$29,604
Average per unit	$—	$242	$231	$231
FFO from Gain on Sale (3)	$—	$4,708	$2,573	$2,573

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	Gross sales price represents gross amounts before reduction for minority interests.

(3)	FFO from gains has been reduced by the impact of taxes and minority interest allocations.

1Q06	- 11 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED PARTNERSHIPS SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
CMS Joint Venture I
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%	$2,326	$1,061

CMS Joint Venture II - 2 Properties
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	5%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				412		1,799	241

CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340	25%

				717		8,700	2,744

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				619		7,299	2,347

DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,212	2,419

DRA
The Grove at Riverchase	Birmingham	AL	Multifamily	345	20%	3,850	1,770
Cunningham	Austin	TX	Multifamily	280	20%	2,800	1,108

				7,275		6,650	2,878

DRA — Southwest
Arabian Trails	Scottsdale	AZ	Multifamily	384	20%
Casa Lindas	Tucson	AZ	Multifamily	144	24%
Colonia del Rio	Tucson	AZ	Multifamily	176	24%
Desert Lakes	Las Vegas	NV	Multifamily	184	24%
Fairway Crossing	Phoenix	AZ	Multifamily	310	24%
Hacienda del Rio	Tucson	AZ	Multifamily	248	24%
La Entrada	Scottsdale	AZ	Multifamily	130	20%
Pinnacle Estates	Albuquerque	NM	Multifamily	294	24%
Pinnacle Flamingo West	Las Vegas	NV	Multifamily	324	24%
Pinnacle Heights	Tucson	AZ	Multifamily	310	24%
Pinnacle High Desert	Albuquerque	NM	Multifamily	430	24%
Pinnacle High Resort	Rio Rancho	NM	Multifamily	301	24%
Posada del Este	Phoenix	AZ	Multifamily	148	24%
Rancho Viejo	Phoenix	AZ	Multifamily	266	20%
Springhill	Tucson	AZ	Multifamily	224	24%
Talavera	Las Vegas	NV	Multifamily	350	24%

				4,223		54,450	17,997

Other
CG at Research Park	Durham	NC	Multifamily	370	20%	4,773	1,415
CG at Huntcliff Village	Atlanta	GA	Multifamily	358	20%	5,200	2,756
CG at Canyon Creek (Development)	Austin	TX	Multifamily	336	20%	491	1,457
Carter Regents Park (Development)	Atlanta	GA	Multifamily		40%		3,042
CV at Matthews Village	Charlotte	NC	Multifamily	270	25%	3,675	1,165
Merritt at Godley Station	Pooler	GA	Multifamily	220	35%	6,854	3,176
Arbors at Windsor Lake	Columbia	SC	Multifamily	228	10%	893	697
Stone Ridge	Columbia	SC	Multifamily	191	10%	500	532

				1,973		22,386	14,240

Total Multifamily				16,701		$107,822	$43,927

1Q06	- 12 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)

UNCONSOLIDATED PARTNERSHIPS SUMMARY — CONTINUED

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
South Florida
Colonial Promenade Boulevard Square	Pembroke Pines	FL	Retail	221	10%
Colonial Shoppes Pines Plaza	Pembroke Pines	FL	Retail	68	10%
Colonial Shoppes College Parkway	Fort Myers	FL	Retail	79	10%
Colonial Promenade Deerfield	Deerfield Beach	FL	Retail	379	10%

				747		7,468	4,989

GPT
Colonial Mall Bel Air	Mobile	AL	Retail	1,334	10%
Colonial Mall Glynn Place	Greenville	NC	Retail	450	10%
Colonial Mall Greenville	Brunswick	GA	Retail	508	10%
Colonial Mall Myrtle Beach	Valdosta	GA	Retail	399	10%
Colonial Mall Valdosta	Mrytle Beach	SC	Retail	475	10%
Colonial University Village	Auburn	AL	Retail	527	10%

				3,693		32,355	(2,490)	(1)

Other
Parkway City Mall	Huntsville	AL	Retail	636	45%	26,415	12,883
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%		2,227
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,708	85
Turkey Creek	Knoxville	TN	Retail	395	50%	12,534	19,068

				1,297		40,657	34,263

Total Retail				4,990		80,480	36,762

Land Title Building	Birmingham	AL	Office	32	33%	439	4
DRA/Colonial Office JV (2)			Office	11,700	15%	210,625	44,672

Total Office				11,732		211,064	44,676

Other Unconsolidated Investments						—	11

Total Investments in Unconsolidated Subsidiaries						$399,366	$125,376

(1)	Amount represents the value of Colonial’s investment in the Joint Venture of approximately $8.0 million, offset by the excess basis difference on the transaction of approximately $10.3 million, which will be amortized over the life of the investment.

(2)	Colonial acquired an interest in approximately 26 properties located in Ft. Lauderdale, Jacksonville, Orlando, St. Petersburg and Tallahassee, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee; and Dallas and Houston, Texas.

1Q06	- 13 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Consolidated
3-Party Mgt & Leasing Fee Revenue
Multifamily Division	$979	$994	$840	$879	$3,692	$1,804				$1,804
Office Division	2,060	1,862	1,897	3,135	8,954	1,841				1,841
Retail Division	241	1,095	635	985	2,956	1,472				1,472

Totals	3,280	3,951	3,372	4,999	15,602	5,117				5,117

Straight Line Rents
Multifamily Division	68	694	607	248	1,617	(130)				(130)
Office Division	1,317	1,451	1,517	1,826	6,111	1,809				1,809
Retail Division	398	301	464	521	1,684	360				360

Totals	1,783	2,446	2,588	2,595	9,412	2,039				2,039

Percentage Rents	904	485	689	2,230	4,308	414				414
Lease Terminations	67	1,029	754	352	2,202	30				30
Interest Expense	24,878	36,022	35,443	36,150	132,493	32,407				32,407
Interest Income	215	780	1,695	1,774	4,464	1,539				1,539
Capitalized Interest	1,652	2,171	3,315	2,448	9,586	2,894				2,894
Debt — Principal Amortization	1,435	1,948	2,125	2,183	7,691	1,644				1,644
Preferred Dividend Payments	5,508	8,044	8,044	8,044	29,640	8,028				8,028
Amort of Deferred Finan’g Costs	1,141	1,380	1,576	1,462	5,559	1,529				1,529
Amort of Stock Compensation	259	517	614	479	1,869	509				509

Unconsolidated *(1)
Straight Line Rents	47	10	36	932	1,025	1,073				1,073
Interest Expense	1,587	1,596	1,719	5,299	10,201	5,631				5,631
Debt — Principal Reductions	222	160	122	141	645	180				180
Amort of Deferred Finan’g Costs	10	12	28	176	226	237				237

Notes:

(1)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Acquisition of Properties
Multifamily	—	—	70,940	111,200	182,140	5,355				5,355
Office	59,873	155,530	141,868	—	357,271	8,300				8,300
Retail	60,300	—	—	—	60,300	5,543				5,543
For Sale / Projects	—	61,500	61,436	—	122,936	—				—

Acquisitions	120,173	217,030	274,244	111,200	722,647	19,198				19,198
Other Assets & Debt Assumed	(830)	(1,162)	(3,498)	(141)	(5,631)	—				—
Less: Unconsolidated Assets	—	—	(62,668)	—	(62,668)	(10,898)				(10,898)

Acq, net — Consolidated Assets	119,343	215,868	208,078	111,059	654,348	8,300				8,300

Development Expenditures
Multifamily	14,160	17,663	18,141	27,861	77,825	20,488				20,488
Office	1,577	2,673	7,725	11,149	23,124	4,849				4,849
Retail	13,983	24,383	34,064	12,484	84,914	9,661				9,661
Other (mixed-use, infrastruct)	5,160	662	21,489	15,660	42,971	37,071				37,071

Total, incl subs	34,880	45,381	81,419	67,154	228,834	72,069				72,069
Less: Infrastructure Reimbursement from City/Cty	—	(675)	(838)	—	(1,513)	—				—
Less: Unconsolidated /Other (1)	(4,009)	(3,755)	(7,451)	(5,561)	(20,776)	(6,770)				(6,770)

Development, Consol. Assets	30,871	40,951	73,130	61,593	206,545	65,299				65,299

(1) Includes items reclassified to other cash flow investing activities.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	151,819	122,910	—	112,987	387,716	166,858				166,858
Office	7,891	—	—	—	7,891	—				—
Retail	58,847	33,500	167,153	325,800	585,300	114,574				114,574
For Sale / Projects	—	—	41,280	38,042	79,322	29,604				29,604
Land and other	4,425	4,847	6,839	9,337	25,448	—				—

Total, incl subs	222,982	161,257	215,272	486,166	1,085,677	311,036				311,036
Selling Costs	(1,524)	(3,554)	(1,575)	(3,391)	(10,044)	(4,633)				(4,633)
Outparcels/Land	(112)	93	(3,060)	(3,919)	(6,998)	—				—
Less: Unconsolidated — net	(14,940)	—	—	—	(14,940)	(1,869)				(1,869)

Sales, Net — Consolidated Assets	206,406	157,796	210,637	478,856	1,053,695	304,534				304,534

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

1Q06	- 14 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$166,600	7%	5.6%	2.0	$166,600	6%	5.6%	2.0
Unsecured Other	1,515,409	66%	6.0%	6.0	1,515,409	56%	6.0%	6.0
Secured	617,919	27%	6.7%	6.3	1,017,285	38%	6.4%	5.6

Total Debt	$2,299,927	100%	6.2%	5.8	$2,699,293	100%	6.1%	5.6

Fixed/Floating
Fixed Rate Debt	$2,202,347	96%	6.2%	5.4	$2,443,363	91%	6.1%	5.5
Floating Rate Debt — Capped	—	0%	—	—	57,722	2%	6.7%	1.5
Floating Rate Debt	97,580	4%	5.2%	14.1	198,209	7%	5.9%	8.0

Total Debt	$2,299,927	100%	6.2%	5.8	$2,699,293	100%	6.1%	5.6

Tax-Exempt Debt	$45,075	2%	4.3%	17.7	$45,975	2%	4.3%	18.0
PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2006	7.79%
2007	6.95%
2008	6.48%
2009	7.45%
2010	5.45%
2011	6.26%
2012	6.82%
2013	6.07%
Thereafter	5.77%

Total	6.18%

LINE OF CREDIT

	12/31/05	03/31/06	Interest Rate	Due
Floating	$110,228	$66,600	5.63%	03/22/08
Competitive Bid Option — Floating	—	$—		03/22/08
Term loan	100,000	$100,000	5.47%	03/22/08

Total Outstanding on LOC	$210,228	$166,600	5.53%

Notes:
•	The $600MM LOC has a $250MM Competitive Bid Option.

•	22 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 80 bps, and the facility fee is 20 bps.

•	In addition to the $600MM LOC, Wachovia has provided a $40MM Cash Management Line.

•	3-Year facility through March 2008; with one 1-year extension

1Q06	- 15 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Peter Siciliano	212-908-0646	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+
COVERAGE RATIOS

	1Q05	YTD ’05	1Q06	YTD ’06
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.5	1.5	1.0	1.0
Earnings to Fixed Charges &
Preferred Share Distributions *(1)	1.2	1.2	0.9	0.9

Supplemental Coverage Ratios
Interest Coverage *(2)	2.5	2.5	2.5	2.5
Fixed Charge Coverage *(3)	2.0	2.0	2.0	2.0
Fixed Charge w/ Cap Int*(4)	1.9	1.9	1.9	1.9
See page 38 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the three months ended March 31, 2006 is primarily due to amortization expense related to in-place leases acquired in connection with our merger with Cornerstone Realty Income Trust, Inc. in April 2005.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL DEBT COVENANTS

As of
March 31, 2006
Consolidated Debt to Total Assets cannot exceed 60%	53.1%
Secured Debt to Total Assets cannot exceed 40%	19.8%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	187.9%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.2x
TOTAL MARKET CAPITALIZATION

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Consolidated Debt	$1,930,958	$2,848,313	$2,825,046	$2,494,350	$2,299,927
Unconsolidated Debt	106,871	113,866	334,072	384,347	399,366

Total Debt	2,037,829	2,962,179	3,159,118	2,878,697	2,699,293
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000	50,000
8.125% Series D	125,000	125,000	125,000	125,000	125,000
7.62% Series E	—	133,159	133,159	133,159	105,503

Total Preferred Stock	275,000	408,159	408,159	408,159	380,503
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,471,218	2,223,320	2,463,302	2,339,503	2,807,330

Total Market Capitalization	3,784,047	5,593,658	6,030,579	5,626,359	5,887,126

Debt / Total Market Cap’n	54%	53%	52%	51%	46%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

1Q06	- 16 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

	NYSE	Year-to-Date Ending
	Symbol	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	03/31/06
Common Shares	CLP	$31.15	$33.94	$39.60	$39.27	$41.98	$50.13
Annual Growth		19.5%	9.0%	16.7%	-0.8%	6.9%	19.4%

Dividend per Share		$2.52	$2.64	$2.66	$2.68	$2.70	$2.72
Annual Growth		5.0%	4.8%	0.8%	0.8%	0.7%	0.7%

Yield on End of Period Price		8.1%	7.8%	6.7%	6.8%	6.4%	5.4%

Total Annual Return		29.2%	17.4%	24.5%	5.9%	13.8%	25.9%

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)
Privately Placed Perpetual Preferred Issue — Not Traded
Repriced & Extended in February 2004 — (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100 MM
Redeemable	8/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/19/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50 MM
Redeemable	6/19/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125 MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

DEP SHARES CUSIP: 195872-70-0
PREFERRED SHARES 7.62% SERIES E (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-60-1

Issue Date	4/1/2005	# of Shares Issued	5,326,349
- Issue Price	$25.00	Total $ Issued	$133.2 MM
Redeemable	Anytime	# of Shares Outstanding	4,190,414
- Redeem Price	$25.00	Total $ Outstanding	$105.1 MM
		Dividend $/Share	$1.9050
		Yield on Face Value	7.620%

1Q06	- 17 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
MULTIFAMILY DIVISIONAL NOI (1)

($ in 000s)	1Q05 (4)	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Same-Property Portfolio (2)
Divisional Revenues	60,018	60,974	61,896	62,659	235,757	62,129				62,129
Divisional Expenses	24,881	23,546	24,715	24,070	95,324	24,216				24,216

Divisional NOI	35,137	37,428	37,181	38,589	140,433	37,913				37,913

Divisional NOI Margin	58.5%	61.4%	60.1%	61.6%	59.6%	61.0%				61.0%

NOI Growth (3)	0.0%	5.9%	6.2%	8.7%	5.2%	7.9%				7.9%
NOI Growth — Sequential	-1.6%	7.6%	-2.0%	4.7%		-1.8%

Total Division Portfolio
Divisional Revenues	38,266	80,254	80,919	80,304	279,743	77,969				77,969
Divisional Expenses	15,216	32,370	33,519	31,666	112,771	31,263				31,263

Divisional NOI	23,050	47,884	47,400	48,638	166,972	46,706				46,706

Divisional NOI Margin	60.2%	59.7%	58.6%	60.6%	59.7%	59.9%				59.9%

NOI Growth	42.5%	170.2%	149.4%	117.3%	121.8%	102.6%				102.6%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2005 same-property growth reflects performance of the 2006 same-property portfolio, which does not include any unconsolidated assets.

(4)	The 2005 same-property data includes Cornerstone properties that were not owned by the Company during Q105.
SUMMARY BY MARKET (1)

	Total Multifamily Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
	Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta, GA	2,641	8.0%	8.9%	2,237	8.0%	1.2%	-1.0%	2.6%	3.6%	2.3%	4.3%
Austin, TX	1,558	4.7%	2.9%	994	3.5%	3.8%	-2.6%	10.8%	4.0%	8.3%	-0.3%
Birmingham, AL	3,081	9.3%	9.2%	2,810	10.0%	2.6%	-5.4%	8.0%	2.8%	3.7%	2.2%
Charleston, SC	1,314	4.0%	3.7%	1,314	4.7%	1.6%	1.8%	1.5%	2.8%	5.8%	1.0%
Charlotte, NC	3,583	10.8%	9.0%	2,975	10.6%	3.9%	-3.5%	10.1%	5.7%	-0.2%	10.2%
Dallas, TX	2,284	6.9%	5.3%	2,284	8.2%	1.3%	-4.1%	7.0%	2.7%	-0.8%	6.2%
Fort Worth, TX	1,684	5.1%	3.9%	1,248	4.5%	1.1%	-8.6%	11.4%	4.1%	-2.1%	10.5%
Huntsville, AL	1,572	4.7%	4.7%	1,572	5.6%	6.2%	5.3%	6.7%	3.9%	7.1%	2.2%
Orlando, FL	2,502	7.6%	11.3%	2,042	7.3%	10.8%	3.1%	14.8%	3.9%	0.4%	5.6%
Raleigh, NC	2,492	7.5%	6.7%	2,208	7.9%	-0.1%	0.3%	-0.4%	5.9%	0.6%	9.4%
Richmond, VA	1,954	5.9%	6.6%	1,954	7.0%	1.4%	-5.8%	6.0%	2.4%	-0.5%	4.0%
Other	8,459	25.5%	27.9%	6,364	22.7%	4.5%	-4.3%	10.5%	1.7%	-2.4%	4.2%

Total	33,124	100.0%	100.0%	28,002	100.0%	3.5%	-2.7%	7.9%	3.3%	0.8%	4.9%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

1Q06	- 18 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
OPERATIONAL STATISTICS

	1Q05	2Q05(3)	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$811	$807	$810	$814		$822
change	1.6%	-2.8%	-3.7%	-3.1%		1.4%

End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.75	$0.82	$0.82	$0.82		$0.84
change	2.2%	10.8%	9.3%	9.3%		12.6%
Total Division *(2)	$0.78	$0.84	$0.85	$0.85		$0.89
change	4.8%	10.4%	11.8%	9.0%		14.7%
Tot Div-Consol Assets Only *(2)	$0.77	$0.83	$0.83	$0.84		$0.85
change	4.4%	8.7%	12.2%	7.7%		10.0%

See page 39 for a reconciliation of Scheduled Base Rent per Unit Per Month.

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1) The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2) Total division statistics exclude properties in lease-up.

(3) 2Q05 through 4Q05 include Cornerstone operational statistics. All previous periods reflect only Colonial operational statistics.

	1Q05	2Q05	(3)	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06

Apartment Homes
Units — Consolidated Assets	15,240	34,051		34,529	34,272	29,523	30,877				30,877

Unconsolidated Assets (at %)	1,597	1,783		1,924	1,891	1,799	1,977				1,977
Unconsol. — Cost Method (at %)	—	—		—	—	—	—				—

Units in Lease-Up	428	1,448		1,651	659	1,047	1,470				1,470
1st Yr Acquisition Units - Consolidated	2,947	23,770		23,877	21,245	17,960	1,925				1,925

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$1,914	$2,238		$1,863	$2,648	$8,663	$1,819				$1,819
Revenue-Enhancing	4	16		53	5	78	115				115
Admin — Division	118	343		181	—	642	348				348

Total w/o Acquisition-Related	2,036	2,597		2,097	2,653	9,383	2,282				2,282
Acquisition-Related (2)(4)	323	3,382		8,072	11,808	23,585	70				70

Total	2,359	5,979		10,169	14,461	32,968	2,352				2,352
Less: Unconsolidated Assets	(292)	(515)		(358)	(408)	(1,573)	(250)				(250)

Total — Consolidated Assets	$2,067	$5,464		$9,811	$14,053	$31,395	$2,102				$2,102

Capital Expenditures per Unit (3)
Regular Maintenance	$142	$211		$171	$186	$703	$62				$62
Revenue-Enhancing	—	2		5	0	6	4				4

Total w/o Acquisition-Related	142	212		175	186	710	66				66

Total — Consolidated Assets	$137	$197		$173	$182	$682	$61				$61

Notes:

(1)	See page 40 for a reconciliation to the consolidated cash flow information.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3)	Per unit data does not include units in lease-up, properties held under the cost basis of accounting or 1st year acquisition units.

(4)	All Cornerstone related capital expenditures are included in acquisition-related capital expenditures.

1Q06	- 19 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Multifamily

		%	Total
Property	Location	Own	Units	SF (000s)	1Q05	2Q05	3Q05	4Q05	1Q06
					Occupancies Weighted for CLP % Owned
Consolidated	104		31,555	30,230.7	95.2%	96.3%	97.0%	95.4%	96.2%
Unconsolidated	33		9,619	9,071.5	95.2%	93.3%	95.5%	94.8%	96.2%

Subtotal — Current Portfolio**	137		41,174	39,302.2	95.2%	96.2%	96.9%	95.3%	96.2%

Managed	10		2,763	2,917.3

Total Owned/Managed	147		43,937	42,219.5

Sold	43		11,916	10,645.4	93.4%	94.9%	94.7%	90.7%

Occy Incl. Sold Assets	190				94.6%	96.3%	96.7%	95.3%	96.2%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	45		15,276	14,357.3	96.2%	97.5%	97.6%	96.1%	96.5%
Colonial Villages	46		12,288	10,986.5	95.2%	96.0%	96.7%	95.1%	96.4%
Other	46		13,610	13,958.4	93.5%	94.4%	96.2%	94.4%	95.5%

Total Division**	137		41,174	39,302.2	95.2%	96.2%	96.9%	95.3%	96.2%

Same-Property Occupancy**
Same-Property Portfolio *	93		28,002	26,926.7	95.2%	96.4%	97.1%	95.4%	96.3%

Economic Occupancy**
Same-Property Portfolio *	93		28,002	26,926.7	81.6%	80.9%	83.3%	82.3%	83.0%

Consolidated Assets	104		31,555	30,230.7
Unconsolidated Assets	33		9,619	9,071.5
Total Division	137		41,174	39,302.2	80.1%	80.5%	81.3%	82.2%	80.5%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

**	Prior period occupancy percentages have been adjusted to reflect the inclusion of Cornerstone.
See page 42 for a complete listing of multifamily properties.

1Q06	- 20 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	5	2,810	95.8%	6	2,053	96.1%	11	4,863	95.9%	1	200	12	5,063
Huntsville	AL	3	1,572	97.9%				3	1,572	97.9%			3	1,572
Mobile	AL	2	401	99.3%				2	401	99.3%			2	401
Montgomery	AL	1	384	95.8%				1	384	95.8%			1	384

ALABAMA		11	5,167	96.7%	6	2,053	96.1%	17	7,220	96.5%	1	200	18	7,420

Phoenix	AZ				5	1,238	96.8%	5	1,238	96.8%	1	185	6	1,423
Tucson	AZ				5	1,102	97.7%	5	1,102	97.7%			5	1,102

ARIZONA					10	2,340	97.3%	10	2,340	97.3%	1	185	11	2,525

Orlando	FL	7	2,502	98.2%				7	2,502	98.2%	1	328	8	2,830
Sarasota	FL	1	288	97.9%	2	716	99.4%	3	1,004	99.0%			3	1,004
Tampa	FL	1	318	100.0%				1	318	100.0%			1	318

FLORIDA		9	3,108	98.3%	2	716	99.4%	11	3,824	98.5%	1	328	12	4,152

Athens	GA	1	204	96.6%				1	204	96.6%			1	204
Atlanta	GA	10	2,569	96.9%	1	358	97.2%	11	2,927	97.0%	1	300	12	3,227
Savannah	GA	4	837	97.3%	1	312	98.7%	5	1,149	97.7%	1	380	6	1,529

GEORGIA		15	3,610	97.0%	2	670	97.9%	17	4,280	97.1%	2	680	19	4,960

Baton Rouge	LA										1	352	1	352

LOUISIANA											1	352	1	352

Jackson	MS	2	498	96.0%				2	498	96.0%			2	498

MISSISSIPPI		2	498	96.0%			0.0%	2	498	96.0%			2	498

Albuquerque	NM				3	1,025	94.6%	3	1,025	94.6%			3	1,025

NEW MEXICO					3	1,025	94.6%	3	1,025	94.6%			3	1,025

Las Vegas	NV				3	858	94.4%	3	858	94.4%			3	858

NEVADA					3	858	94.4%	3	858	94.4%			3	858

Ashville	NC	1	166	99.4%				1	166	99.4%			1	166
Charlotte	NC	12	3,529	95.3%	1	270	94.1%	13	3,799	95.2%			13	3,799
Greensboro	NC	3	932	95.0%				3	932	95.0%			3	932
Raleigh	NC	9	2,418	94.7%	1	370	91.9%	10	2,788	94.4%			10	2,788
Wilmington	NC	1	390	93.3%				1	390	93.3%			1	390

NORTH CAROLINA		26	7,435	95.1%	2	640	92.8%	28	8,075	94.9%			28	8,075

Charleston	SC	5	1,314	96.4%				5	1,314	96.4%	1	226	6	1,540
Columbia	SC			0.0%	2	419	91.6%	2	419	91.6%			2	419
Myrtle Beach	SC	1	288	97.2%				1	288	97.2%			1	288

SOUTH CAROLINA		6	1,602	96.6%	2	419	91.6%	8	2,021	95.5%	1	226	9	2,247

Chattanooga	TN										1	308	1	308
Memphis	TN	1	296	95.9%				1	296	95.9%			1	296
Nashville	TN	1	349	91.7%	2	618	94.5%	3	967	93.5%	1	106	4	1,073

TENNESSEE		2	645	93.6%	2	618	94.5%	4	1,263	94.1%	2	414	6	1,677

Austin	TX	4	1,232	95.5%	1	280	98.2%	5	1,512	96.0%			5	1,512
Dallas	TX	8	2,284	96.0%				8	2,284	96.0%			8	2,284
Fort Worth	TX	6	1,684	95.9%				6	1,684	95.9%			6	1,684
San Antonio	TX	1	322	97.8%				1	322	97.8%			1	322

TEXAS		19	5,522	96.0%	1	280	98.2%	20	5,802	96.1%			20	5,802

Charlottesville	VA	1	425	95.3%				1	425	95.3%			1	425
Norfolk	VA	4	911	97.3%				4	911	97.3%			4	911
Richmond	VA	7	1,954	96.0%				7	1,954	96.0%			7	1,954

VIRGINIA		12	3,290	96.3%				12	3,290	96.3%			12	3,290

TOTAL		102	30,877	96.2%	33	9,619	96.0%	135	40,496	96.2%	9	2,385	144	42,881

Notes:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.
Does not include properties in lease-up or development.

1Q06	- 21 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
NET OPERATING INCOME (1)

($ in 000s)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Same-Property Portfolio (2)
Divisional Revenues (3)	19,310	21,768	21,456	21,041	83,575	20,900				20,900
Divisional Expenses	6,066	6,451	6,299	6,147	24,963	6,504				6,504

Divisional NOI	13,244	15,317	15,157	14,894	58,612	14,396				14,396

Divisional NOI Margin	68.6%	70.4%	70.6%	70.8%	70.1%	68.9%				68.9%

growth (4)	-7.4%	3.7%	0.0%	0.8%	-0.7%	8.7%				8.7%
Same-Property without Terminations
Lease Terminations	(67)	(892)	(625)	(33)	(1,617)	4				4

Divisional NOI w/o Term.	13,177	14,425	14,532	14,861	56,995	14,400				14,400

growth w/o terminations	-5.8%	-1.3%	1.9%	2.2%	-0.7%	9.3%				9.3%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues (3)	25,080	29,888	34,307	44,092	133,367	44,422				44,422
Divisional Expenses	7,821	9,360	11,050	14,861	43,092	15,066				15,066

Divisional NOI	17,259	20,528	23,257	29,231	90,275	29,356				29,356

Divisional NOI Margin	68.8%	68.7%	67.8%	66.3%	67.7%	66.1%				66.1%
growth	1.6%	18.9%	30.1%	64.1%	29.1%	70.1%				70.1%
Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2005 same-property growth reflects performance of the 2006 same-property portfolio.
SUMMARY BY MARKET (1)

	Total Office Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta, GA	1,650	17.3%	19.9%	—	—	—	—	—	—	—	—
Austin, TX	358	3.7%	5.2%	—	—	—	—	—	—	—	—
Birmingham, AL	1,389	14.5%	15.0%	1,379	27.7%	23.0%	11.4%	28.8%	23.0%	11.4%	28.8%
Charlotte, NC	309	3.2%	1.9%	—	—	—	—	—	—	—	—
Huntsville, AL	1,592	16.6%	13.4%	1,532	30.8%	0.4%	4.7%	-0.9%	0.4%	4.7%	-0.9%
Miami/Ft.Laud. FL	355	3.7%	4.4%	—	—	—	—	—	—	—	—
Montgomery, AL	264	2.8%	2.0%	264	5.3%	-2.7%	3.3%	-5.9%	-2.7%	3.3%	-5.9%
Orlando, FL	1,892	19.8%	20.9%	1,505	30.3%	3.9%	6.4%	2.7%	3.9%	6.4%	2.7%
Tampa/St.Pete, FL	980	10.2%	8.3%	294	5.9%	13.0%	4.7%	20.0%	13.0%	4.7%	20.0%
Other	775	8.1%	9.0%	—	—	—	—	—	—	—	—

Total	9,563	100.0%	100.0%	4,974	94.1%	8.2%	7.1%	8.7%	8.2%	7.1%	8.7%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

1Q06	- 22 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
OPERATIONAL STATISTICS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Base Rent per SF — Straight Line
Same-Property (1)	$16.97	$17.54	$17.26	$17.34		$17.15
change	-2.1%	-0.8%	-0.7%	-0.5%		1.1%
Total Division (2)	$17.84	$18.51	$18.83	$19.60		$19.54
change	-3.0%	1.0%	3.9%	8.0%		9.5%

Base Rent per SF — Cash	16.30	16.81	16.75	16.71
Same-Property (1)	$17.51	$17.77	$17.76	$17.77		$16.62
change	-1.6%	-1.4%	-1.7%	-1.4%		2.0%
Total Division (2)	$16.90	$17.56	$17.95	$18.35		$18.22
change	-3.4%	-0.2%	1.8%	5.0%		7.8%

See page 39 for a reconciliation of Base Rent per SF.

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1) The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2) Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06

Square Feet (in 000s)
Total SF	6,277	7,099	7,754	9,513	7,661	9,563				9,563
SF — Unconsolidated Assets	(10)	(10)	(10)	(1,769)	(450)	(1,769)				(1,769)

SF — Consolidated Assets	6,267	7,089	7,744	7,744	7,211	7,794				7,794

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	286	235	1,171	1,821	$3,513	1,113				$1,113
Revenue- Enhancing	—	—	—	—	—					—
Tenant Improvements	3,672	4,347	4,097	5,036	17,152	4,449				4,449
Leasing Commissions	1,675	1,869	841	1,645	6,030	2,561				2,561
Admin — Division	6	20	49	83	158	37				37

Total	5,639	6,471	6,158	8,585	26,853	8,160				8,160
Less: Unconsolidated Assets	—	—	—	(1,399)	(1,399)	(1,970)				(1,970)

Total — Consolidated Assets	$5,639	$6,471	$6,158	$7,186	$25,454	$6,190				$6,190

Capital Expenditures per SF
Regular Maintenance	$0.05	$0.03	$0.15	$0.19	$0.42	$0.12				$0.12
Revenue- Enhancing	—	—	—	—	—	—				—
Tenant Improvements	0.58	0.62	0.53	0.53	2.26	0.47				0.47
Leasing Commissions	0.27	0.27	0.11	0.17	0.82	0.27				0.27
Admin — Division	—	—	—	0.01	0.02	—				—

Total	0.90	0.92	0.79	0.90	3.51	0.85				0.85

Total — Consolidated Assets	$0.90	$0.92	$0.79	$0.93	$3.53	$0.79				$0.79

Note:

(1)	See page 40 for a reconciliation to the consolidated cash flow Information.

1Q06	- 23 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)
	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2006	850	10%	$16,009	10%	681	9%	$11,839	9%
2007	1,388	16%	27,343	17%	1,170	16%	22,036	18%
2008	1,035	12%	19,894	12%	836	12%	15,374	12%
2009	1,079	12%	24,234	15%	787	11%	14,138	11%
2010	982	11%	17,470	11%	838	12%	14,073	11%
2011 +	3,504	40%	58,974	36%	2,941	41%	47,725	38%

Total Leased SF	8,838		$163,924		7,253		$125,185
TENANT CONCENTRATION

(SF in 000s)	Total Consolidated & Unconsolidated Assets			Consolidated Assets Only
			% of Total				% of Total
		SF	Co. Rev.			SF	Co. Rev.
1	Charles Schwab	358,049	1.9%	1	Charles Schwab	358,049	1.9%
2	Fiserv Solutions	291,642	1.0%	2	Fiserv Solutions	291,642	1.0%
3	Veritas Software	206,285	0.7%	3	Veritas Software	206,285	0.7%
4	General Services Admin	273,608	0.8%	4	Witness Systems	96,452	0.5%
5	Blue Cross & Blue Shield	161,923	0.5%	5	Ace Insurance	101,702	0.4%
6	State of Florida	156,027	0.5%	6	General Services Admin	137,211	0.4%
7	Witness Systems	96,452	0.5%	7	Kurt Salmon Associates	67,165	0.4%
8	Ace Insurance	101,702	0.4%	8	DRS Test and Energy Mgmt.	215,485	0.3%
9	Kurt Salmon Associates	67,165	0.4%	9	IMERYS	78,789	0.3%
10	DRS Test and Energy Mgmt.	215,485	0.3%	10	Infinity Insurance	153,783	0.3%

1Q06	- 24 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
(SF in 000s; $ per SF)
Square Feet (1)
Renewal	166.3	106.0	154.4	180.9	607.6	157.0				157.0
New	149.9	142.2	162.9	229.7	684.7	294.8				294.8
Development	3.9	6.2	10.0	4.2	24.4	—				—

Total	320.1	254.5	327.3	414.8	1,316.7	451.8				451.8

Annual Rent $- Straight Line
Renewal	$17.30	$16.32	$16.94	$18.74	$17.46	$18.21				$18.21
New	16.30	17.76	18.66	18.51	17.90	17.64				17.61
Development	21.93	24.65	29.36	23.39	25.92	—				—

Total	$16.89	$17.33	$18.17	$18.66	$17.85	$17.84				$17.84

Annual Rent $- Cash (2)
Renewal	$14.56	$15.91	$16.73	$18.56	$16.54	$17.84				$17.84
New	15.95	17.76	18.12	18.18	17.59	17.52				17.52
Development	21.50	24.00	29.29	26.78	26.24	—				—

Total	$15.30	$17.14	$17.81	$18.43	$17.27	$17.63				$17.63

Concession $
Renewal	$0.45	$1.77	$0.94	$0.43	$0.80	$1.71				$1.71
New	3.19	5.46	3.24	3.07	3.63	3.32				3.32
Development	—	5.80	6.95	5.96	5.36	—				—

Total	$1.73	$3.93	$2.27	$1.95	$2.36	$2.76				$2.76

TI Committed $
Renewal	$6.28	$4.82	$3.33	$4.63	$4.79	$6.05				$6.05
New	13.06	14.03	13.37	13.65	13.54	14.12				14.12
Development	30.00	30.96	29.17	18.23	27.87	—				—

Total	$9.75	$10.61	$9.12	$9.77	$9.76	$11.32				$11.32

Leasing Commissions $
Renewal	$4.41	$1.66	$1.33	$1.36	$2.24	$3.09				$3.09
New	3.50	4.23	4.06	4.07	3.97	4.52				4.52
Development	0.50	10.13	13.83	6.57	9.47	—				—

Total	$3.94	$3.30	$3.07	$2.91	$3.28	$4.02				$4.02

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	YTD ’06
Cash Rents	$15.30	$17.14	$17.81	$18.43	$17.27	$17.63	$17.63
Concess. and Contract. Rent Incr.	1.58	0.19	0.36	0.23	0.58	0.21	0.21

Straight Line Rents	$16.89	$17.33	$18.17	$18.66	$17.85	$17.84	$17.84

1Q06	- 25 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED ASSETS

	1Q05	2Q05	3Q05	4Q05	FYE '05	1Q06	2Q06	3Q06	4Q06	YTD '06
(SF in 000s; $ per SF)
Square Feet (1)
Renewal	166.3	106.0	154.4	168.5	595.2	123.5				123.5
New	149.9	142.2	162.9	216.0	671.0	272.5				272.5
Development	3.9	6.2	10.0	4.2	24.4	—				—

Total	320.1	254.5	327.3	388.7	1,290.6	396.0				396.0

Annual Rent $- Straight Line
Renewal	$17.30	$16.32	$16.94	$18.83	$17.47	$18.31				$18.31
New	16.30	17.76	18.66	18.52	17.90	17.78				17.78
Development	21.93	24.65	29.36	23.39	25.92	—				—

Total	$16.89	$17.33	$18.17	$18.71	$17.85	$17.94				$—

Annual Rent $- Cash (2)
Renewal	$14.56	$15.91	$16.73	$18.74	$16.55	$17.97				$17.97
New	15.95	17.76	18.12	18.23	17.60	17.73				17.73
Development	21.50	24.00	29.29	26.78	26.24	—				—

Total	$15.30	$17.14	$17.81	$18.54	$17.28	$17.81				$—

Concession $
Renewal	$0.45	$1.77	$0.94	$0.42	$0.80	$1.77				$1.77
New	3.19	5.46	3.24	3.07	3.65	2.88				2.88
Development	—	5.80	6.95	5.96	5.36	—				—

Total	$1.73	$3.93	$2.27	$1.96	$2.37	$2.53				$2.53

TI Committed $
Renewal	$6.28	$4.82	$3.33	$4.66	$4.80	$6.42				$6.42
New	13.06	14.03	13.37	13.86	13.60	14.39				14.39
Development	30.00	30.96	29.17	18.23	27.87	—				—

Total	$9.75	$10.61	$9.12	$9.92	$9.81	$11.90				$11.90

Leasing Commissions $
Renewal	$4.41	$1.66	$1.33	$1.39	$2.27	$2.22				$2.22
New	3.50	4.23	4.06	4.15	4.00	4.54				4.54
Development	0.50	10.13	13.83	6.57	9.47	—				—

Total	$3.94	$3.30	$3.07	$2.98	$3.30	$3.82				$3.82

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	YTD ’06
Cash Rents	$15.30	$17.14	$17.81	$18.54	$17.28	$17.81	$17.81
Concess. and Contract. Rent Incr.	1.58	0.19	0.36	0.17	0.57	0.13	0.13

Straight Line Rents	$16.89	$17.33	$18.17	$18.71	$17.85	$17.94	$17.94

1Q06	- 26 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Office

		%
Property	Location	Own	SF - 000s (1)	1Q05	2Q05	3Q05	4Q05	1Q06
			Occupancies Weighted for CLP % Owned
Consolidated	35		7,794.2	89.5%	92.7%	91.3%	92.4%	93.2%
Unconsolidated	27		1,769.0	100.0%	100.0%	85.7%	86.4%	86.9%

Subtotal — Current Portfolio	62		9,563.2	89.5%	92.7%	90.2%	91.3%	92.0%

Managed	6		748.8

Total Owned & Managed	68		10,312.0

Occupancy Total Including Sold Assets				89.5%	92.7%	90.2%	91.3%	92.0%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	56		18,611.9	89.7%	92.8%	90.7%	91.6%	92.2%
Central Business District	6		939.2	86.7%	89.5%	85.5%	87.9%	90.1%

Total Division	62		19,551.1	89.5%	92.5%	90.2%	91.3%	92.0%

Same-Property Occupancy
Same-Property Portfolio *	23		4,974.3	89.3%	94.1%	94.8%	95.0%	95.3%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

(1)	Square footage includes Colonial’s weighted square footage for unconsolidated properties. Total square footage not weighted is equal to 19,551.1 square feet.
See page 46 for a complete listing of office properties.

1Q06	- 27 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Office
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	6	1,379	98.3%	1	30	100.0%	7	1,409	98.3%	3	454	10	1,864
Huntsville	AL	9	1,592	96.8%				9	1,592	96.8%			9	1,592
Montgomery	AL	2	264	90.7%				2	264	90.7%	1	43	3	308

ALABAMA		17	3,235	96.9%	1	30	100.0%	18	3,266	96.9%	4	498	22	3,763

Jacksonville	FL				3	1,392	98.4%	3	1,392	98.4%			3	1,392
Miami/Ft.Lauderdale	FL	1	236	90.5%	2	795	81.6%	3	1,030	87.6%			3	1,030
Orlando	FL	7	1,697	92.4%	3	1,303	86.7%	10	3,000	91.8%	2	251	12	3,251
Tallahassee	FL				1	836	84.3%	1	836	84.3%			1	836
Tampa/St.Pete.	FL	3	879	87.7%	1	674	90.5%	4	1,553	88.0%			4	1,553

FLORIDA		11	2,811	90.8%	10	5,001	88.2%	21	7,812	90.5%	2	251	23	8,063

Atlanta	GA	5	1,188	93.1%	6	3,083	83.6%	11	4,270	90.4%			11	4,270

GEORGIA		5	1,188	93.1%	6	3,083	83.6%	11	4,270	90.4%			11	4,270

Rockville	MD				1	155	98.8%	1	155	98.8%			1	155

MARYLAND					1	155	98.8%	1	155	98.8%			1	155

Charlotte	NC	1	202	55.9%	2	710	77.9%	3	913	63.5%			3	913

NORTH CAROLINA		1	202	55.9%	2	710	77.9%	3	913	63.5%			3	913

Memphis	TN				1	532	86.1%	1	532	86.1%			1	532

TENNESSEE					1	532	86.1%	1	532	86.1%			1	532

Austin	TX	1	358	100.0%				1	358	100.0%			1	358
Dallas	TX				3	717	78.7%	3	717	78.7%			3	717
Houston	TX				2	1,385	91.4%	2	1,385	91.4%			2	1,385

TEXAS		1	358	100.0%	5	2,102	87.1%	6	2,459	93.9%			6	2,459

Richmond	VA				1	145	98.9%	1	145	98.9%			1	145

VIRGINIA					1	145	98.9%	1	145	98.9%			1	145

TOTAL		35	7,794	93.2%	27	11,757	86.9%	62	19,552	92.0%	6	749	68	20,300

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

1Q06	- 28 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
NET OPERATING INCOME (1)

($ in 000s)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Same-Property Portfolio (2)
Divisional Revenues (3)	18,260	17,979	18,033	19,727	73,999	19,048				19,048
Divisional Expenses	5,127	5,134	5,334	5,303	20,898	5,371				5,371

Divisional NOI	13,133	12,845	12,699	14,424	53,101	13,677				13,677

Divisional NOI Margin	71.9%	71.4%	70.4%	73.1%	71.8%	71.8%				71.8%

growth (4)	1.3%	1.7%	3.6%	2.0%	2.2%	4.1%				4.1%
Same-Property without Terminations
Lease Terminations	—	(2)	—	(121)	(123)	(253)				(253)

Divisional NOI w/o Term.	13,133	12,843	12,699	14,303	52,978	13,424				13,424

growth w/o terminations	2.0%	2.0%	3.9%	1.1%	2.4%	2.2%				2.2%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(899)	(898)	(880)	(1,066)	(3,743)	(1,092)				(1,092)

Divisional NOI — Consolidated	12,234	11,947	11,819	13,358	49,358	12,585				12,585

growth — consolidated properties	1.1%	1.1%	3.9%	1.5%	1.8%	2.9%				2.9%

Total Portfolio
Divisional Revenues (3)	44,410	41,121	36,800	37,129	159,460	28,349				28,349
Divisional Expenses	13,163	12,648	11,330	10,216	47,357	7,744				7,744

Divisional NOI	31,247	28,473	25,494	26,913	112,103	20,605				20,605

Divisional NOI Margin	70.4%	69.2%	69.2%	72.5%	70.3%	72.7%				72.7%

growth	14.9%	6.5%	-13.3%	-23.3%	-5.3%	-34.1%				-34.1%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2005 same-property growth reflects performance of the 2006 same-property portfolio.
SUMMARY BY PROPERTY TYPE (1)

	Total Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Athens, GA	350	4.7%	4.5%	350	6.2%	37.0%	16.5%	41.7%	37.0%	16.5%	41.7%
Birmingham, AL	1,769	23.6%	25.0%	1,365	24.3%	5.5%	14.6%	2.4%	5.5%	14.6%	2.4%
Dallas, TX	381	5.1%	5.7%	381	6.8%	-10.0%	5.5%	-17.5%	-10.0%	5.5%	-17.5%
Decatur, AL	495	6.6%	3.9%
Gainesville, GA	518	6.9%	3.3%	518	9.2%	4.7%	-1.1%	8.4%	4.7%	-1.1%	8.4%
Huntsville, AL	157	2.1%	5.0%	157	2.8%	20.0%	11.9%	23.7%	20.0%	11.9%	23.7%
Jacksonville, FL	195	2.6%	2.3%	195	3.5%	-2.4%	9.8%	-5.6%	-2.4%	9.8%	-5.6%
Montgomery, AL	499	6.6%	4.4%	499	8.9%	-10.3%	12.9%	-14.5%	-10.3%	12.9%	-14.5%
Orlando, FL	929	12.4%	10.9%	767	13.7%	7.3%	-10.7%	14.8%	7.3%	-10.7%	14.8%
Staunton, VA	423	5.6%	2.5%	423	7.5%	2.6%	2.0%	3.0%	2.6%	2.0%	3.0%
Tampa, FL	176	2.3%	2.0%	176	3.1%	-3.5%	-2.3%	-4.1%	-3.5%	-2.3%	-4.1%
Other	1,615	21.5%	30.3%	785	14.0%	4.5%	-2.2%	7.2%	4.5%	-2.2%	7.2%

Total	7,507	100.0%	100.0%	5,617	100.0%	4.3%	4.8%	4.1%	4.3%	4.8%	4.1%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

1Q06	- 29 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
OPERATIONAL STATISTICS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Base Rent per SF — Straight Line (3)
Same-Property *(1)	$18.55	$18.52	$18.64	$18.69		$18.72
change	1.7%	0.1%	1.7%	2.6%		0.9%
Total Division *(2)	$20.26	$20.19	$19.73	$19.78		$19.99
change	-2.4%	-2.5%	-5.3%	-1.8%		-1.3%

Base Rent per SF — Cash *(3)
Same-Property *(1)	$18.36	$18.25	$18.30	$18.47		$18.59
change	1.9%	0.9%	1.3%	1.4%		1.3%
Total Division *(2)	$20.13	$20.00	$19.48	$19.61		$19.73
change	-2.9%	-3.2%	-6.0%	-2.2%		-2.0%
See page 39 for a reconciliation of Base Rent per SF from Cash Rents to Straight Line Rents.

Notes:

(1)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent adjustments from the date of acquisition through lease expiration.
CAPEX SUMMARY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (in 000s)
Total SF	11,971	11,573	10,524	8,085	42,153	7,507				7,507
SF — Unconsolidated Assets	(170)	(174)	(215)	(504)	(1,063)	(578)				(578)

SF — Consolidated Assets	11,801	11,399	10,309	7,581	41,090	6,929				6,929

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$1,456	$2,546	$182	$205	$4,389	$340				$340
Revenue- Enhancing	414	361	921	561	2,257	192				192
Tenant Improvements	850	2,303	3,028	1,585	7,766	1,332				1,332
Leasing Commissions	279	308	1,756	1,060	3,403	846				846
Admin — Division	5	135	6	5	151	6				6

Total w/o Acquisition-Related	3,003	5,653	5,893	3,416	17,966	2,716				2,716
Acquisition-Related (2)	43	221	1	151	416	—				—
Less: Unconsolidated Assets	18	(955)	(3)	(200)	(1,141)	259				259

Total — Consolidated Assets	$3,064	$4,918	$5,892	$3,367	$17,241	$2,975				$2,975

Capital Expenditures per SF
Regular Maintenance	$0.12	$0.22	$0.02	$0.03	$0.10	$0.05				$0.05
Revenue- Enhancing	0.03	0.03	0.09	0.07	0.05	0.03				0.03
Tenant Improvements	0.07	0.20	0.29	0.20	0.18	0.18				0.18
Leasing Commissions	0.02	0.03	0.17	0.13	0.08	0.11				0.11

Total	0.24	0.48	0.57	0.43	0.41	0.36				0.36

Total — Consolidated Assets	$0.26	$0.43	$0.57	$0.44	$0.42	$0.43				$0.43

Notes:

(1)	Capital Expenditures include unconsolidated subsidiary properties. See page 40 for a reconciliation to the consolidated cash flow information.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

1Q06	- 30 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2006	712	6%	$9,974	8%	455	8%	$5,123	8%
2007	1,351	12%	13,826	11%	898	15%	7,212	12%
2008	1,047	9%	11,526	9%	572	10%	5,969	10%
2009	1,161	10%	11,812	10%	499	8%	4,523	7%
2010	1,095	10%	15,311	12%	601	10%	7,120	12%
2011+	5,744	52%	61,084	49%	2,883	49%	30,691	51%

Total Leased SF	11,110		123,533		5,908		60,638

TENANT CONCENTRATION

(SF in 000s)		Total Consolidated & Unconsolidated Assets			Consolidated Assets Only
			% of Total				% of Total
		SF	Co. Rev			SF	Co. Rev
1	The Limited, Inc.	263	0.7%	1	Wal-Mart Stores, Inc.	307	0.4%
2	Saks Inc.	638	0.7%	2	Regal Cinemas, Inc.	125	0.4%
3	Regal Cinemas, Inc.	208	0.5%	3	Belk, Inc.	348	0.3%
4	J.C. Penney Co., Inc.	1,021	0.5%	4	Publix Super Markets, Inc.	143	0.3%
5	TJX Companies, Inc.	281	0.4%	5	TJX Companies, Inc.	145	0.3%
6	Gap, Inc.	135	0.3%	6	GAP, Inc.	87	0.3%
7	Belk, Inc.	978	0.3%	7	Books-A-Million, Inc.	69	0.3%
8	Publix Super Markets, Inc.	229	0.3%	8	The Limited, Inc.	62	0.2%
9	Sears, Roebuck & Co.	874	0.3%	9	Saks Inc.	195	0.2%
10	Wal-Mart Stores, Inc.	523	0.3%	10	Bruno’s, Inc.	139	0.2%

1Q06	- 31 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
(SF in 000s; $ per SF)
Square Feet (1)
Renewal	88	279	304	277	948	145				145
New	47	192	207	183	629	82				82
Development	38	25	75	51	189	161				161

Total	173	496	586	511	1,765	388				388

Annual Rent $- Straight Line
Total	$18.20	$13.74	$13.34	$13.71	$14.04	$17.19				$17.19

Annual Rent $- Cash (2)
Renewal	$15.18	$11.88	$9.81	$10.06	$10.98	$15.94				$15.94
New	23.62	14.84	15.81	15.17	15.90	12.70				12.70
Development	16.68	20.13	19.06	25.90	20.57	19.86				19.86

Total	$17.80	$13.44	$13.11	$13.46	$13.77	$16.88				$16.88

TI Committed $
Renewal	$0.14	$0.04	$0.16	$0.02	$0.08	$0.07				$0.07
New	14.53	19.36	33.94	15.56	22.68	15.58				15.58
Development	44.76	70.18	3.16	16.45	24.04	14.36				14.36

Total	$13.85	$11.06	$12.47	$7.22	$10.70	$9.27				$9.27

Leasing Commissions $
Renewal	$0.63	$0.83	$0.66	$0.46	$0.65	$0.81				$0.81
New	5.09	2.68	5.39	4.18	4.19	2.20				2.20
Development	2.76	3.54	4.86	5.12	4.33	4.32				4.32

Total	$2.31	$1.68	$2.87	$2.26	$2.30	$2.56				$2.56

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	YTD ’06
Cash Rents	$17.80	$13.44	$13.11	$13.46	$13.77	$16.88	$16.88
Concessions and Contr. Rent Incr.	0.39	0.31	0.24	0.26	0.27	0.31	0.31

Straight Line Rents	$18.20	$13.74	$13.34	$13.71	$14.04	$17.19	$17.19

1Q06	- 32 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail

LEASING EXECUTION - CONSOLIDATED ASSETS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
(SF in 000s; $ per SF)
Square Feet (1)
Renewal	70	275	282	256	883	104				104
New	31	196	201	178	605	57				57
Development	26	24	26	38	114	38				38

Total	127	495	509	472	1,603	199				199

Annual Rent $ - Straight Line
Total	$15.97	$14.11	$12.54	$12.79	$13.37	$15.54				$15.54

Annual Rent $ - Cash (2)
Renewal	$15.07	$11.67	$9.12	$10.11	$10.67	$14.69				$14.69
New	17.18	15.92	15.68	14.83	15.58	11.46				11.46
Development	15.35	20.58	20.75	18.65	18.77	22.35				22.35

Total	$15.64	$13.78	$12.30	$12.58	$13.11	$15.23				$15.23

TI Committed $
Renewal	$—	$0.04	$0.13	$0.02	$0.06	$0.10				$0.10
New	8.62	18.98	34.49	15.76	22.65	11.97				11.97
Development	33.00	85.15	29.72	21.99	39.62	60.27				60.27

Total	$8.94	$11.69	$15.18	$7.73	$11.41	$15.07				$15.07

Leasing Commissions $
Renewal	$0.51	$0.62	$0.49	$0.48	$0.53	$0.69				$0.69
New	2.61	3.16	5.20	4.08	4.08	1.96				1.96
Development	2.08	3.65	3.75	2.51	2.93	5.49				5.49

Total	$1.34	$1.78	$2.51	$2.00	$2.04	$1.98				$1.98

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	YTD ’06
Cash Rents	$15.64	$13.78	$12.30	$12.58	$13.11	$15.23	$15.23
Concessions and Contr. Rent Incr.	0.33	0.33	0.24	0.21	0.26	0.31	0.31

Straight Line Rents	$15.97	$14.11	$12.54	$12.79	$13.37	$15.54	$15.54

1Q06	- 33 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Retail

		%	Total	Anchor	CLP
Property	Location	Own	SF (000s)	Owned	SF (000s)	1Q05	2Q05	3Q05	4Q05	1Q06
						Occupancies Weighted for CLP% Owned
Consolidated	35		7,898.9	970.0	6,928.9	88.4%	89.0%	89.7%	90.7%	90.1%
Unconsolidated	14		5,647.7	1,368.0	4,279.8	87.0%	87.5%	88.0%	91.7%	91.3%

Subtotal — Current Portfolio	49		13,546.7	2,338.0	11,208.7	88.4%	89.0%	89.7%	90.7%	90.2%

Managed	4		352.3	—	352.3

Total Owned & Managed	53		13,899.0	2,338.0	11,561.0

						Occupancies Not Weighted for CLP% Owned
Sold	14		7,376.1	1,595.2	5,780.9	94.2%	93.9%	94.6%	99.6%	0.0%

Occupancy Total Including Sold Assets						90.9%	91.2%	91.4%	91.6%	90.2%

Same-Property Occupancy						Occupancies Weighted for CLP% Owned
Same-Property Portfolio *	31		7,459.4	1,453.1	6,006.3	88.9%	90.6%	90.4%	91.1%	90.3%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

1Q06	- 34 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	9	1,752	92.3%	1	165	93.6%	10	1,917	97.6%	2	202	12	2,119
Auburn	AL				1	402	87.0%	1	402	87.0%			1	402
Huntsville	AL	1	495	87.9%	2	398	83.2%	3	894	86.8%	1	68	4	962
Madison	AL										1	82	1	82
Mobile	AL				1	1,000	97.0%	1	1,000	97.0%			1	1,000
Montgomery	AL	5	499	77.5%				5	499	77.5%			5	499
Gulf Shores	AL	1	53					1	53				1	53

ALABAMA		16	2,799	87.1%	5	1,964	88.6%	21	4,764	91.7%	4	352	25	5,116

Orlando	FL	5	929	79.3%				5	929	79.3%			5	929
Tampa	FL	1	176	95.2%				1	176	95.2%			1	176
Ft. Myers	FL				1	79	100.0%	1	79	100.0%			1	79
Deerfield Beach	FL				1	379	98.5%	1	379	98.5%			1	379
Pembroke Pines	FL				2	289	100.0%	2	289	100.0%			2	289
Jacksonville	FL	1	195	84.6%				1	195	84.6%			1	195
Punta Gorda	FL	1	95	98.9%				1	95	98.9%			1	95

FLORIDA		8	1,395	83.4%	4	746	99.2%	12	2,141	84.2%			12	2,141

Columbus	GA	1	110	74.7%				1	110	74.7%			1	110
Brunswick	GA				1	282	87.0%	1	282	87.0%			1	282
Gainesville	GA	1	518	92.3%				1	518	92.3%			1	518
Valdosta	GA				1	325	94.6%	1	325	94.6%			1	325
Athens	GA	1	350	100.0%				1	350	100.0%			1	350

GEORGIA		3	978	93.1%	2	608	91.1%	5	1,586	93.0%			5	1,586

Greensboro	NC	1	102	86.3%				1	102	86.3%			1	102
Yadkinville	NC	1	91	100.0%				1	91	100.0%			1	91
Mount Airy	NC	1	149	93.4%				1	149	93.4%			1	149
Greenville	NC				1	404	94.9%	1	404	94.9%			1	404

NORTH CAROLINA		3	342	93.0%	1	404	94.9%	4	747	93.2%			4	747

Myrtle Beach	SC				1	474	94.1%	1	474	94.1%			1	474

SOUTH CAROLINA					1	474	94.1%	1	474	94.1%			1	474

Knoxville	TN				1	83		1	83				1	83
Chattanooga	TN	1	73	92.2%				1	73	92.2%			1	73

TENNESSEE		1	73	92.2%	1	83		2	156	92.2%			2	156

Dallas	TX	1	381	91.9%				1	381	91.9%			1	381
Houston	TX	2	537	83.9%				2	537	83.9%			2	537

TEXAS		3	918	87.2%				3	918	87.2%			3	918

Staunton	VA	1	423	96.9%				1	423	96.9%			1	423

VIRGINIA		1	423	96.9%				1	423	96.9%			1	423

TOTAL		35	6,929	90.1%	14	4,280	91.3%	49	11,209	90.2%	4	352	53	11,561

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

1Q06	- 35 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)

RECONCILIATION OF REVENUES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Divisional Total Revenues
Multifamily	38,266	80,254	80,919	80,304	279,743	77,969				77,969
Office	25,080	29,888	34,307	44,092	133,367	44,422				44,422
Retail	44,410	41,121	36,800	37,129	159,460	28,349				28,349

Total Divisional Revenues	107,756	151,263	152,026	161,525	572,570	150,740				150,740

Less: Unconsolidated Revenues	(4,987)	(5,086)	(5,572)	(14,828)	(30,473)	(16,161)				(16,161)
Discontinued Operations	(17,597)	(20,022)	(13,885)	(10,177)	(61,681)	(4,222)				(4,222)
Construction Revenues	—	—	—	—	—	12,140				12,140
Unallocated Corporate Rev	2,996	4,026	3,331	4,692	15,046	4,108				4,108

Cons. Rev, adj -’05 Disc Ops	88,168	130,181	135,900	141,212	495,462	146,605				146,605

Add: Add’l Disc Ops Rev, post filing	3,602	(1,302)	847	(794)	(149)	—				—

Total Consol. Rev, per 10-Q / K	91,770	128,879	136,747	140,418	495,313	146,605				146,605

RECONCILIATION OF EXPENSES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Divisional Total Expenses
Multifamily	15,216	32,370	33,519	31,666	112,771	31,263				31,263
Office	7,821	9,360	11,050	14,861	43,092	15,066				15,066
Retail	13,163	12,648	11,330	10,216	47,357	7,744				7,744

Total Divisional Expenses	36,200	54,379	55,899	56,743	203,220	54,073				54,073

Less: Unconsolidated Expense	(1,910)	(2,057)	(2,255)	(6,250)	(12,398)	(6,127)				(6,127)
Discontinued Operations	(6,769)	(8,744)	(6,873)	(5,256)	(27,642)	(1,989)				(1,989)
Other Expense	(42)	17	(40)	373	380	124				124

Total Property Operating Exp	27,479	43,595	46,731	45,610	163,560	46,081				46,081
Construction Expenses	—	—	—	—	—	11,370				11,370
General & Administrative Exp	8,401	10,963	11,179	11,497	42,040	11,514				11,514
Depreciation	23,628	32,776	35,587	37,368	129,358	39,529				39,529
Amortization	3,308	22,331	20,293	7,380	53,312	7,967				7,967

Cons. Exp, adj -’05 Disc Ops	62,816	109,665	113,790	101,857	388,270	116,461				116,461

Add: Add’l Disc Ops Exp, post filing	3,395	1,663	4,637	1,062	1,325	—				—

Total Consol. Exp, per 10-Q/K	66,211	111,328	118,427	102,919	389,595	116,461				116,461

RECONCILIATION OF NOI

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Divisional Total NOI
Multifamily	23,050	47,884	47,400	48,638	166,971	46,706				46,706
Office	17,259	20,527	23,257	29,231	90,274	29,356				29,356
Retail	31,247	28,472	25,470	26,913	112,104	20,605				20,605

Total Divisional NOI	71,556	96,883	96,127	104,782	369,350	96,667				96,667
Less: Unconsolidated NOI	(3,078)	(3,029)	(3,317)	(8,578)	(17,784)	(10,043)				(10,043)
Discontinued Operations	(10,828)	(11,278)	(7,012)	(4,921)	(36,693)	(2,224)				(2,224)
Unallocated Corporate Rev	2,996	4,026	3,331	4,692	15,176	4,108				4,108
Construction NOI	—	—	—	—	—	770				770
Other Expense	43	(17)	40	(373)	(380)	(124)				(124)
G&A Expenses	(8,401)	(10,963)	(11,179)	(11,497)	(42,040)	(11,514)				(11,514)
Depreciation	(23,628)	(32,776)	(35,587)	(37,368)	(129,358)	(39,529)				(39,529)
Amortization	(3,308)	(22,331)	(20,293)	(7,380)	(53,312)	(7,967)				(7,967)

Income from Operations	25,352	20,515	22,110	39,357	104,959	30,144				30,144
Total Other Income (Expense)	(22,789)	(32,741)	(25,021)	63,179	(17,469)	(26,421)				(26,421)

Income from Contin’g Ops (1)	2,563	(12,226)	(2,911)	102,536	87,490	3,723				3,723

Disc Ops	207	(2,965)	(3,790)	(1,856)	—	—				—
04 & 05 Disc Ops Other Inc(Exp)	389	(1,577)	1,603	(2)	947	—				—

Inc from Cont (1), per 10-Q / K	3,159	(16,769)	(5,098)	100,678	88,437	3,723				3,723

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	235	1,850	2,213	436		415
Acquisitions	1,698	787	1,339	597		417

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

1Q06	- 36 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of March 31, 2006). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	(dollars in thousands)
	1Q05	YTD ’05	1Q06	YTD ’06
Income from discontinued operations	$7,180	$7,180	$1,764	$1,764
Interest expense, net	1,743	1,743	125	125
Depreciation and amortization expenses	1,905	1,905	335	335

NOI from discontinued operations	10,828	10,828	2,224	2,224

NOI from assets sold	10,760	10,760	1,859	1,859
NOI from assets held for sale	68	68	365	365

NOI from discontinued operations	$10,828	$10,828	$2,224	$2,224

FUNDS FROM OPERATIONS RECONCILIATION

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502				$5,502
Minority Int. in CRLP (Cont & Disc)	25,974	2,154	11,201	18,494	56,578	1,324				1,324
Minority Int. in Gain/(Loss) on Sale of Undeprec. Property	—	—	2,880	2,361	5,241	1,133				1,133

Total	95,879	9,977	56,013	97,201	259,069	7,959				7,959

Adjustments — Consolidated
Depreciation — Real Estate	25,227	34,658	37,029	38,211	135,121	39,531				39,531
Amortization — Real Estate	3,587	24,720	22,152	7,569	58,029	7,829				7,829
’-’:(Gain)/Loss-Sale of Prop, net of Income Tax	(90,336)	(27,530)	(72,183)	(98,577)	(288,621)	(16,532)				(16,532)
’+’:Gain/(Loss)-Undeprec Prop,										—
net of Inc. Tax and MI	937	1,194	2,934	3,004	8,063	2,573				2,573

Total Adjustments — Cons.	(60,585)	33,042	(10,068)	(49,793)	(87,408)	33,401				33,401

Adjustments — Unconsolidated
Depreciation — Real Estate	1,173	1,210	1,278	3,826	7,501	3,431				3,431
Amortization — Real Estate	1	2	1	965	969	1,207				1,207
’-’:(Gain)/Loss-Sale of Prop	(2,440)	—	115	118	(2,200)	(240)				(240)

Total Adjustments — Uncons.	(1,266)	1,212	1,394	4,909	6,270	4,398				4,398

Funds from Operations	$34,028	$44,231	$47,339	$52,317	$177,931	$45,758				$45,758

EBITDA RECONCILIATION

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502				$5,502
Consolidated
Minority Interest	25,974	2,154	11,201	18,494	56,578	1,324				1,324
(Inc)/Loss — Uncons. Assets	(2,069)	(184)	24	(1,597)	(3,826)	(811)				(811)
Preferred Dividends	5,508	8,044	8,044	8,044	29,640	8,028				8,028
Interest Expense	24,878	36,022	35,443	36,150	132,493	32,407				32,407
Income Tax Expense	210	627	2,777	2,729	6,343	2,578				2,578
Depreciation & Amortization	30,071	60,920	61,001	47,495	199,487	49,952				49,952
(Gain)/Loss on Sale (Cont & Disc)	(90,462)	(27,795)	(74,936)	(100,598)	(293,791)	(18,314)				(18,314)
Gain/(Loss)-Undeprec Prop *(1)	1,063	1,459	8,184	7,386	18,092	5,487				5,487

EBITDA from Consolidated Props	65,078	89,070	93,670	94,449	342,266	86,153				86,153

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	2,069	184	(24)	1,597	3,826	811				811
Interest Expense	1,587	1,596	1,719	5,299	10,201	5,631				5,631
Depreciation & Amortization	1,185	1,224	1,251	4,427	8,086	4,639				4,639
(Gain)/Loss on Sale of Prop	(2,440)	—	115	118	(2,207)	(240)				(240)

EBITDA	$67,479	$92,074	$96,731	$105,890	$362,172	$96,994				$96,994

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

1Q06	- 37 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)

RECONCILIATION OF SEC COVERAGE RATIOS

	1Q05	YTD ’05	1Q06	YTD ’06
Earnings
Net Income (before pfd share)	73,600	73,600	11,760	11,760
Discontinued Operations:
Income from Discontinued Operations	7,180	7,180	1,763	1,763
Minority Interest in CRLP	26,773	26,773	2,191	2,191
(Gains)/Losses on Disposal of Discontinued Operations	(91,873)	(91,873)	(10,508)	(10,508)
Minority Interest of Limited Partners	225	225	979	979
CRLP Min Int. — Common U/H	(799)	(799)	(869)	(869)
(Gains)/Losses from Sales of Property	(1,025)	(1,025)	(6,024)	(6,024)
Income Tax Expense & Other	210	210	796	796
Income/Loss from Unconsolidated Entities	(270)	(270)	662	662

	14,021	14,021	750	750
Amort of Interest Capitalized	600	600	600	600
Capitalized Interest	(1,652)	(1,652)	(2,894)	(2,894)
Distrib from Unconsolidated Entities	904	904	1,915	1,915
Fixed Charges, from below	29,573	29,573	38,643	38,643

Earnings	43,446	43,446	39,014	39,014

Fixed Charges
Interest Expense	24,878	24,878	32,407	32,407
Capitalized Interest	1,652	1,652	2,894	2,894
Amort of Deferred Finan’g Costs	1,230	1,230	1,529	1,529
Distrib to Series B Pfd Unitholders	1,813	1,813	1,813	1,813

Total	29,573	29,573	38,643	38,643

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C & D	6,231	6,231	6,215	6,215

Total	35,804	35,804	44,858	44,858

Reconciliation of Supplemental Coverage Ratios

	1Q05	YTD ’05	1Q06	YTD ’06
Interest Coverage Denominator
Interest Expense	24,878	24,878	32,407	32,407
Interest Exp. — Unconsolidated	1,587	1,587	5,631	5,631

Total Interest Expense	26,465	26,465	38,038	38,038

Fixed Charge Denominator
Add: Preferred Dividend Pmts	5,508	5,508	8,028	8,028
Debt Principal Amortization	1,435	1,435	1,644	1,644
Debt Prin Amort — Unconsolidated	222	222	180	180

Total Fixed Charges	33,630	33,630	47,890	47,890

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	1,652	1,652	2,894	2,894

Total Fixed Charges w/ Cap Int	35,282	35,282	50,784	50,784

See page 37 for EBITDA Reconciliation.

1Q06	- 38 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)

Multifamily Scheduled Base Rent per Unit Per Month Reconciliation

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Scheduled Rent	$811	$807	$810	$814	$822
Less: Vacancy & Concessions *(1)	(149)	(154)	(135)	(144)	(140)

Rent / Unit — Consolidated Assets	$662	$653	$675	$670	$682

Total Division
Effective Monthly Rent/Unit	686	649	669	692	697
Effect of Unconsolidated Assets	(4)	(6)	(15)	(14)	(22)

Rent / Unit — Consolidated Assets	$682	$643	$654	$678	$675

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3	3
Mult by: Avg # of Cons. Units for Pd	15,240	34,900	34,162	33,466	30,877

Revenue	$31,175	$67,316	$67,033	$68,077	$62,503

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

Office Base Rent per SF Reconciliation

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Cash Rent per SF	$17.51	$17.77	$17.76	$17.77	$16.62
Effects of Concessions & Contractual Rent Increases	0.83	0.84	0.67	0.80	0.53

S-L Rents per SF — Consolidated	$18.34	$18.61	$18.43	$18.57	$17.15

Total Division
Cash Rent per SF	$16.90	$17.56	$17.95	$18.35	$18.22
Concess. & Contract. Rent Incr.	0.94	0.95	0.88	1.25	1.32

Straight-Lined Rents per SF	17.84	18.51	18.83	19.60	19.54

Effect of Unconsolidated Assets	—	—	—	(0.35)	(0.39)

S-L Rents per SF — Consolidated	$17.84	$18.51	$18.83	$19.25	$19.15

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4	4
Mult by: Avg Occupied SF — Cons.	5,471	6,095	6,886	7,122	8,953

Revenue	$24,400	$28,205	$32,421	$34,276	$42,863

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.
Retail Base Rent per SF Reconciliation from Cash Rents to Straight Line

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Cash Rent per SF	$18.36	$18.25	$18.30	$18.47	$18.59
Effects of Concessions & Contractual Rent Increases	0.19	0.27	0.34	0.22	0.13

Straight-Line Rent per SF	18.55	18.52	18.64	18.69	18.72

Effect of Unconsolidated Assets	(1.18)	(1.26)	(1.25)	(1.21)	(1.18)

S-L Rents per SF — Consolidated	$17.37	$17.26	$17.39	$17.48	$17.54

Total Division
Cash Rent per SF	$20.13	$20.00	$19.48	$19.61	$19.73
Concess. & Contract. Rent Incr.	0.13	0.19	0.25	0.17	0.26

Straight-Line Rent per SF	20.26	20.19	19.73	19.78	19.99

Unconsolidated Assets	(0.39)	(0.44)	(0.55)	(1.76)	(2.23)

S-L Rents per SF — Consolidated	$19.87	$19.75	$19.18	$18.02	$17.76

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	(9.37)	(9.19)	(8.72)	(7.35)	(6.54)

S-L Rents for Centers - Consolidated	10.50	10.56	10.46	10.67	11.22
Div by: # of Qtrs In Yr	4	4	4	4	4
Mult by: Avg Occupied SF - Consolidated	11,058	10,400	9,446	8,514	6,679

Minimum Rents	$29,020	$27,455	$24,706	$22,708	$18,738

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

1Q06	- 39 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate— Reconciliations
($ in 000s, except per share data)

CAPITAL EXPENDITURES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Regular Maintenance
Multifamily	1,914	2,238	1,863	2,648	8,663	1,819				1,819
Office	286	235	1,171	1,821	3,513	1,113				1,113
Retail	1,456	2,546	182	205	4,389	340				340

Total Regular Maintenance	3,655	5,019	3,216	4,674	16,565	3,272				3,272
Less: Unconsolidated	(523)	(1,035)	(309)	(495)	(2,362)	(751)				(751)

Reg. Maint., Consolidated	3,132	3,984	2,907	4,179	14,203	2,521				2,521

Revenue-Enhancing
Multifamily	4	16	53	5	78	115				115
Office	—	—	—	—	—	—				—
Retail	414	361	921	561	2,257	192				192

Total Rev-Enhancing	418	377	974	566	2,335	307				307
Less: Unconsolidated	—	(2)	—	(1)	(3)	(7)				(7)

Rev-Enhanc, Consolidated	418	375	974	565	2,332	300				300

Administrative
Multifamily	118	343	181	—	642	348				348
Office	6	20	49	83	158	37				37
Retail	5	135	6	5	151	6				6
Corporate	446	186	165	600	1,397	429				429

Total Administrative	575	684	401	688	2,348	820				820
Less: Unconsolidated	—	—	—	—	—	—				—

Admin., Consolidated	575	684	401	688	2,348	820				820

Total Capital Expenditures	4,648	6,081	4,591	5,928	21,248	4,399				4,399
Less: Unconsolidated	(523)	(1,037)	(309)	(496)	(2,365)	(758)				(758)

Capital Exp., Consolidated	4,125	5,044	4,282	5,432	18,883	3,641				3,641

Acquisition-Related Capital Exp.	323	3,382	8,072	11,808	23,585	70				70

See Note Under Investment Activity, page 14.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—	—
Office	3,672	4,347	4,097	5,036	17,152	4,449	4,449
Retail	850	2,303	3,028	1,585	7,766	1,332	1,332

Total Tenant Improvements	4,522	6,650	7,125	6,621	24,918	5,781	5,781

Less: Unconsolidated	—	(433)	(72)	(151)	(656)	(740)	(740)
Add: TI — Developments	1,742	319	161	889	3,111	2,431	2,431

Consolidated	6,264	6,536	7,214	7,359	27,373	7,472	7,472

Leasing Commissions
Multifamily	—	—	—	—	—	—	—
Office	1,675	1,869	841	1,645	6,030	2,561	2,561
Retail	279	308	1,756	1,060	3,403	846	846

Total Leasing Comissions	1,954	2,177	2,597	2,705	9,433	3,407	3,407
Less: Unconsolidated	—	—	—	—	—	(1,060)	(1,060)

Consolidated	1,954	2,177	2,597	2,705	9,433	2,347	2,347

See Note Under Investment Activity, page 14.

1Q06	- 40 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate— Reconciliations
($ in 000s, except per share data)

NET INCOME TO COMMON SHAREHOLDERS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502				$5,502
Earnings per Share
- Basic	$2.51	$0.20	$1.04	$1.71	$5.18	$0.12				$0.12
growth	402.0%	-15.9%	483.3%	216.7%	252.4%	-95.2%				-95.2%

- Diluted	$2.51	$0.20	$1.04	$1.69	$5.13	$0.12				$0.12
growth	402.0%	-15.0%	483.3%	213.0%	253.8%	-95.2%				-95.2%

FFO PER SHARE

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Funds from Operations	$34,028	$44,231	$47,339	$52,317	$177,931	$45,758				$45,758

- Basic	$0.89	$0.88	$0.93	$0.94	$3.65	$0.82				$0.82
growth	1.9%	0.9%	6.8%	-10.9%	-0.7%	-8.1%				-8.1%

- Diluted	$0.89	$0.88	$0.93	$0.93	$3.62	$0.82				$0.82
growth	3.0%	1.7%	7.8%	-10.8%	-0.6%	-8.1%				-8.1%
See page 37 for a reconciliation of Net Income to Common S/H to Funds from Operations.
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

DIVIDEND SUMMARY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Price per Share (End of Period)	$38.41	$44.00	$44.48	$41.98		$50.13				$50.13
Dividend Per Share	$0.675	$0.675	$0.675	$0.675	$2.700	$0.680				$0.680
Dividend Yield (End of Period)	7.0%	6.1%	6.1%	6.4%		5.4%				5.4%

Payout
Dividend/EPS — Diluted	26.9%	337.5%	64.9%	39.9%	52.6%	566.7%				566.7%
Dividend/FFO — Diluted	75.7%	76.7%	73.0%	72.4%	74.7%	83.0%				83.0%
See page 37 for a reconciliation of Net Income to Common S/H to Funds from Operations. Dividend/FFO — Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

1Q06	- 41 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	1Q05(1)	2Q05	3Q05	4Q05	1Q06	S-P
CONSOLIDATED PROPERTIES
Arbor Trace	Norfolk	VA	100%	148	125.8	98.6%	98.6%	97.3%	96.6%	98.6%	S
Ashley Park	Richmond	VA	100%	272	208.1	90.4%	95.6%	100.0%	97.4%	93.4%	S
Autumn Park	Greensboro	NC	100%	402	350.4			98.5%	92.8%	94.0%	S
Beacon Hill	Charlotte	NC	100%	349	256.1	95.4%	97.4%	96.6%	93.7%	94.0%	S
Brookfield	Dallas	TX	100%	232	165.6	97.0%	94.8%	91.8%	89.2%	98.3%	S
Cape Landing	Myrtle Beach	SC	100%	288	268.6	96.9%	98.6%	99.3%	91.0%	97.2%	S
CG at Arringdon	Raleigh	NC	100%	320	336.0	96.6%	99.1%	96.9%	95.0%	95.0%	S
CG at Barrett Creek	Atlanta	GA	100%	332	309.5			97.0%	94.3%	97.6%
CG at Bear Creek	Fort Worth	TX	100%	436	395.0			94.3%	95.2%	95.4%
CG at Bellevue	Nashville	TN	100%	349	345.0				94.6%	91.7%
CG at Berkeley Lake	Atlanta	GA	100%	180	243.9	97.2%	95.6%	96.7%	96.1%	96.7%	S
CG at Beverly Crest	Charlotte	NC	100%	300	278.7	96.3%	96.3%	96.3%	97.0%	96.3%	S
CG at Crabtree Valley	Raleigh	NC	100%	210	209.7				94.8%	96.2%
CG at Cypress Crossing	Orlando	FL	100%	250	314.6	98.1%	100.0%	98.0%	98.4%	95.2%	S
CG at Edgewater	Huntsville	Al	100%	500	541.7	95.0%	97.0%	97.0%	96.2%	98.6%	S
CG at Enclave	Atlanta	GA	100%	200	296.0	90.5%	96.0%	96.0%	94.5%	93.5%	S
CG at Galleria	Birmingham	AL	100%	1,080	1,195.2	96.2%	99.3%	97.3%	94.8%	95.2%	S
CG at Hammocks	Savannah	GA	100%	308	323.8	91.9%	91.2%	95.5%	97.4%	95.5%	S
CG at Heather Glen	Orlando	FL	100%	448	524.1	98.7%	99.1%	99.3%	98.7%	100.0%	S
CG at Heathrow	Orlando	FL	100%	312	370.0	100.0%	99.4%	99.4%	100.0%	99.7%	S
CG at Hunter’s Creek	Orlando	FL	100%	496	624.5	99.4%	99.4%	98.4%	96.4%	97.0%	S
CG at Lakewood Ranch	Sarasota	FL	100%	288	301.7	97.6%	97.9%	99.3%	99.0%	97.9%	S
CG at Legacy Park	Charlotte	NC	100%	288	289.1	96.9%	96.2%	95.1%	94.1%	96.5%	S
CG at Liberty Park	Birmingham	AL	100%	300	338.7	95.7%	96.7%	100.0%	96.3%	96.7%	S
CG at Madison	Huntsville	AL	100%	336	354.6	96.4%	95.8%	97.6%	94.3%	98.5%	S
CG at Mallard Creek	Charlotte	NC	100%	252	105.3				98.4%	96.4%
CG at Mallard Lake	Charlotte	NC	100%	302	300.8				93.4%	95.7%
CG at McGinnis Ferry	Atlanta	GA	100%	434	516.0	94.2%	97.7%	98.8%	96.3%	97.7%	S
CG at Mount Vernon	Atlanta	GA	100%	213	257.2	97.7%	99.5%	99.1%	97.2%	98.1%	S
CG at Natchez Trace	Jackson	MS	100%	328	342.8	90.9%	98.8%	99.7%	97.9%	95.1%	S
CG at Patterson Place	Raleigh	NC	100%	252	238.7	99.2%	99.2%	94.8%	96.0%	96.0%	S
CG at Promenade	Montgomery	AL	100%	384	424.4	98.2%	94.3%	100.0%	96.4%	95.8%	S
CG at Quarterdeck	Charleston	SC	100%	230	218.9	97.4%	94.8%	99.6%	95.7%	97.4%	S
CG at River Oaks	Atlanta	GA	100%	216	276.2	94.9%	97.7%	97.7%	94.4%	93.5%	S
CG at River Plantation	Atlanta	GA	100%	232	311.0	98.3%	96.6%	97.8%	93.5%	93.5%	S
CG at Riverchase	Birmingham	AL	100%	468	745.8	96.5%	97.2%	99.6%	95.7%	97.9%	S
CG at Seven Oaks	Tampa	FL	100%	318	304.5	98.1%	97.5%	96.9%	94.3%	100.0%	S
CG at Shelby Farms	Memphis	TN	100%	296	318.3				94.6%	95.9%
CG at Sugarloaf	Atlanta	GA	100%	250	329.6	94.8%	97.6%	94.4%	90.4%	99.6%	S
CG at The Reservoir	Jackson	MS	100%	170	195.6	93.5%	97.1%	99.4%	100.0%	97.6%	S
CG at Town Park	Orlando	FL	100%	456	584.7	98.0%	99.1%	99.1%	98.0%	97.1%	S
CG at Town Park Reserve	Orlando	FL	100%	80	65.8	98.8%	100.0%	100.0%	100.0%	100.0%	S
CG at Trinity Commons	Raleigh	NC	100%	462	277.2	92.6%	94.8%	97.0%	97.0%	94.2%	S
CG at Valley Ranch	Dallas	TX	100%	396	462.1	93.9%	98.7%	99.0%	98.2%	97.2%	S
CG at Wilmington	Wilmington	NC	100%	390	351.9	96.4%	97.9%	98.2%	95.9%	93.3%	S
Clarion Crossing	Raleigh	NC	100%	260	175.4	92.3%	95.4%	96.5%	95.0%	95.4%	S
Cottonwood Crossing	Fort Worth	TX	100%	200	150.2	97.5%	95.0%	97.5%	92.5%	93.0%	S
CV at Ashford Place	Mobile	AL	100%	168	139.1	95.8%	96.4%	97.0%	98.2%	99.4%	S
CV at Bear Creek	Fort Worth	TX	100%	120	90.6	95.8%	97.5%	97.5%	98.3%	97.5%	S
CV at Bedford	Fort Worth	TX	100%	238	154.0	97.5%	95.0%	96.6%	96.6%	97.1%	S
CV at Canyon Hills	Austin	TX	100%	229	163.1	98.7%	99.1%	97.8%	99.6%	99.6%	S
CV at Charleston Place	Charlotte	NC	100%	214	172.4	98.1%	96.7%	93.5%	94.4%	96.7%	S
CV at Chase Gayton	Richmond	VA	100%	328	311.2	96.0%	99.4%	96.3%	95.7%	94.5%	S
CV at Deerfield	Raleigh	NC	100%	204	181.1	94.1%	92.2%	99.0%	90.2%	94.1%	S
CV at Greenbrier	Richmond	VA	100%	258	219.5	96.1%	98.8%	97.7%	97.7%	96.5%	S

1Q06	- 42 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	1Q05(1)	2Q05	3Q05	4Q05	1Q06	S-P
CV at Greentree	Savannah	GA	100%	194	165.2	79.4%	93.3%	96.4%	99.0%	98.5%	S
CV at Greystone	Charlotte	NC	100%	408	378.3	98.0%	95.3%	94.4%	93.4%	96.8%	S
CV at Hampton Glen	Richmond	VA	100%	232	182.8	95.3%	97.8%	98.3%	96.1%	97.0%	S
CV at Hampton Pointe	Charleston	SC	100%	304	314.6	95.4%	96.4%	95.4%	93.1%	96.1%	S
CV at Harbour Club	Norfolk	VA	100%	214	174.0	99.1%	100.0%	98.6%	97.7%	95.3%	S
CV at Haverhill	San Antonio	TX	100%	322	326.9	94.4%	95.0%	96.9%	95.7%	97.8%	S
CV at Highland Hills	Raleigh	NC	100%	264	264.1	89.4%	94.7%	90.9%	94.7%	92.4%	S
CV at Huntington	Savannah	GA	100%	147	121.1	92.5%	95.2%	98.0%	96.6%	98.0%	S
CV at Huntleigh Woods	Mobile	AL	100%	233	199.1	95.3%	95.7%	99.1%	99.1%	99.1%	S
CV at Inverness	Birmingham	AL	100%	586	551.6	95.9%	96.6%	98.8%	93.3%	93.3%	S
CV at Main Park	Dallas	TX	100%	192	226.9	93.8%	96.4%	97.4%	92.7%	97.9%	S
CV at Marsh Cove	Savannah	GA	100%	188	412.0	80.3%	83.0%	93.1%	92.0%	98.4%	S
CV at Meadow Creek	Charlotte	NC	100%	250	214.9	98.4%	93.6%	95.2%	92.0%	94.4%	S
CV at Mill Creek	Greensboro	NC	100%	220	197.3	94.5%	96.8%	98.2%	91.4%	96.4%	S
CV at North Arlington	Fort Worth	TX	100%	240	190.6	96.2%	93.8%	95.4%	95.8%	93.8%	S
CV at Pear Ridge	Dallas	TX	100%	242	187.3	97.5%	98.3%	98.8%	93.0%	97.9%	S
CV at Pinnacle Ridge	Asheville	NC	100%	166	146.9	94.0%	97.0%	98.8%	97.0%	99.4%	S
CV at Poplar Place	Atlanta	GA	100%	324	269.4	92.0%	94.8%	95.7%	92.6%	99.1%	S
CV at Quarry Oaks	Austin	TX	100%	533	459.8	96.1%	95.3%	95.7%	93.6%	94.4%	S
CV at Regency Place	Raleigh	NC	100%	180	151.2	92.2%	97.2%	95.0%	95.0%	93.3%	S
CV at Research Park	Huntsville	AL	100%	736	809.3	96.9%	96.9%	97.1%	99.3%	97.1%	S
CV at Sierra Vista	Austin	TX	100%	232	204.4	95.7%	96.6%	98.7%	94.0%	95.7%	S
CV at Silverado I	Austin	TX	100%	238	239.0	LU	LU	97.5%	93.3%	94.1%
CV At South Tryon	Charlotte	NC	100%	216	230.5	97.2%	94.0%	96.8%	98.6%	96.8%	S
CV at Spring Lake	Atlanta	GA	100%	188	189.7	94.1%	93.1%	96.8%	94.7%	97.3%	S
CV at Stone Point	Charlotte	NC	100%	192	162.8	96.4%	99.5%	97.9%	93.8%	95.3%	S
CV at Timber Crest	Charlotte	NC	100%	282	277.1	95.7%	96.1%	95.4%	94.0%	94.7%	S
CV at Timothy Woods	Athens	GA	100%	204	211.4	95.6%	92.6%	96.1%	95.6%	96.6%	S
CV at Tradewinds	Norfolk	VA	100%	284	263.9	97.5%	98.6%	97.9%	95.4%	97.9%	S
CV at Trussville	Birmingham	AL	100%	376	410.3	94.9%	94.4%	98.1%	93.6%	98.1%	S
CV at Twin Lakes	Orlando	FL	100%	460	380.0	LU	LU	99.3%	97.4%	98.9%
CV at Waterford	Richmond	VA	100%	312	292.1	97.1%	99.7%	99.0%	96.5%	95.2%	S
CV at Waters Edge	Charleston	SC	100%	204	187.6	96.1%	96.6%	96.6%	92.6%	96.1%	S
CV at Westchase	Charleston	SC	100%	352	248.4	95.7%	98.9%	93.2%	94.9%	96.9%	S
CV at Windsor Place	Charleston	SC	100%	224	213.4	94.6%	91.1%	92.0%	92.9%	95.5%	S
Glen Eagles I & II	Greensboro	NC	100%	310	158.0	89.7%	94.8%	94.8%	90.0%	95.2%	S
Grayson Square I & II	Fort Worth	TX	100%	450	380.5	94.9%	95.6%	95.3%	95.8%	97.8%	S
Heatherwood	Charlotte	NC	100%	476	432.3	88.0%	93.9%	95.2%	91.6%	92.0%	S
Mayflower Seaside	Norfolk	VA	100%	265	183.5	95.5%	99.6%	100.0%	95.8%	97.4%	S
Paces Cove	Dallas	TX	100%	328	219.8	92.1%	93.9%	97.9%	100.0%	94.2%	S
Paces Point	Dallas	TX	100%	300	228.6	94.3%	93.7%	92.7%	95.3%	97.7%	S
Parkside at Woodlake	Raleigh	NC	100%	266	230.2	88.7%	92.9%	95.5%	91.0%	96.2%	S
Remington Hills at Las Colinas	Dallas	TX	100%	362	345.7	93.6%	93.6%	98.6%	93.6%	92.0%	S
Round Rock	Austin	TX	100%	422	433.8					LU
Summer Tree	Dallas	TX	100%	232	133.4	96.6%	97.0%	95.3%	94.4%	94.8%	S
Silverado II	Austin	TX	100%	256	267.8					LU
The Gables	Richmond	VA	100%	224	156.3	97.3%	97.8%	99.6%	98.2%	96.4%	S
Trolley Square East & West	Richmond	VA	100%	328	180.4	93.9%	86.3%	97.9%	97.9%	99.1%	S
Trophy Chase I & II	Charlottesville	VA	100%	425	372.5	92.2%	96.0%	93.2%	95.1%	95.3%	S

TOTAL CONSOLIDATED**	104			31,555	30,230.7	95.2%	96.3%	97.0%	95.4%	96.2%

1Q06	- 43 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	1Q05(1)	2Q05	3Q05	4Q05	1Q06	S-P
UNCONSOLIDATED PROPERTIES
Arabian Trails	Phoenix	AZ	20%	384	347.2	97.9%	96.4%	98.4%	97.1%	97.7%
Arbors at Windsor Lake	Columbia	SC	10%	228	216.2		96.1%	96.1%	93.4%	96.9%
Casas Lindas	Tuscon	AZ	24%	144	160.6	93.8%	97.2%	97.2%	95.1%	100.0%
CG at Brentwood	Nashville	TN	25%	254	242.2	96.1%	98.4%	99.2%	95.3%	96.1%
CG at Huntcliff Village	Atlanta	GA	20%	358	364.6					97.2%
CG at Mountain Brook	Birmingham	AL	15%	392	392.7	95.9%	95.7%	99.5%	94.4%	98.7%
CG at Research Park (Durham)	Raleigh	NC	20%	370	384.0			95.7%	91.9%	91.9%
CMS Bayshore Associates, LP	Sarasota	FL	25%	376	368.9	97.1%	98.1%	98.1%	98.9%	99.2%
CMS Palma Sola Assoc, LP	Sarasota	FL	25%	340	291.8	96.8%	98.2%	98.8%	97.4%	99.7%
Colonia del Rio	Tuscon	AZ	24%	176	177.9	90.9%	97.2%	97.7%	96.0%	94.9%
Colony Woods	Birmingham	AL	10%	414	450.7	98.6%	96.4%	97.3%	93.7%	94.0%
CV at Matthews Village	Charlotte	NC	25%	270	255.7					94.1%
Cunningham	Austin	TX	20%	280	257.3	98.6%	95.4%	98.6%	90.0%	98.2%
CV at Hendersonville	Nashville	TN	25%	364	250.4	92.3%	98.1%	96.4%	92.3%	93.4%
CV at Rocky Ridge	Birmingham	AL	15%	226	258.9	94.7%	97.3%	98.7%	95.1%	98.2%
Desert Lakes	Las Vegas	NV	24%	184	188.4	98.4%	97.8%	97.8%	94.0%	96.2%
Fairway Crossing	Phoenix	AZ	24%	310	303.2	95.5%	95.8%	96.5%	94.2%	95.2%
Hacienda del Rio	Tuscon	AZ	24%	248	152.5	95.2%	98.4%	98.4%	97.6%	97.6%
La Entrada	Phoenix	AZ	20%	130	112.8	98.5%	97.7%	99.2%	98.5%	98.5%
Madison at Shoal Run	Birmingham	AL	10%	276	249.3	98.6%	98.6%	100.0%	97.5%	95.7%
Meadows at Brook Highland	Birmingham	AL	10%	400	465.6	96.5%	97.5%	97.5%	96.5%	95.8%
Merritt at Godley Station	Savannah	GA	35%	312	0.3		LU	LU	LU	98.7%
Pinnacle Estates	Albuquerque	NM	24%	294	313.4	93.9%	96.3%	95.9%	93.5%	94.9%
Pinnacle Flamingo West	Las Vegas	NV	24%	324	320.4	97.8%	98.1%	95.7%	96.9%	93.8%
Pinnacle Heights	Tuscon	AZ	24%	310	339364.0	92.3%	94.5%	97.4%	97.1%	98.4%
Pinnacle High Desert	Albuquerque	NM	24%	430	478.0	88.4%	94.7%	98.8%	95.6%	94.7%
Pinnacle High Resort	Albuquerque	NM	24%	301	322.8	90.4%	95.7%	95.0%	93.7%	94.4%
Posada del Este	Phoenix	AZ	24%	148	128.9	99.3%	97.3%	98.0%	98.0%	95.9%
Rancho Viejo	Phoenix	AZ	20%	266	207.4	94.0%	89.5%	95.5%	98.5%	97.4%
Springhill	Tuscon	AZ	24%	224	175.5	96.0%	93.3%	96.9%	97.8%	97.8%
Stone Ridge	Columbia	SC	10%	191	196.2	LU	LU	93.7%	92.7%	85.3%
Talavera	Las Vegas	NV	24%	350	353.7	98.0%	95.7%	96.9%	96.0%	94.0%
The Grove at Riverchase	Birmingham	AL	20%	345	344.6			92.8%	95.7%	94.8%

TOTAL UNCONSOLIDATED	33			9,619	9,071.5
UNCONSOLIDATED WTD FOR CLP % OWNED				1,977	1,802.2	95.2%	93.3%	95.5%	94.8%	96.2%

(1) Q105 portfolio occupancy percentages for Cornerstone properties utilize amounts previously reported by Cornerstone.

PROPERTIES SOLD

Ashley Run	Atlanta	GA	100%	348	400.2	85.6%
Aspen Hills	Fort Worth	TX	100%	240	161.0	86.2%
Bridgetown Bay	Charlotte	NC	100%	120	104.2	99.2%
Carlyle Club Apartments	Atlanta	GA	100%	243	264.7	88.9%
CG at Barrington	Macon	GA	15%	176	191.9	86.9%	96.0%	96.0%	98.9%
CG at Gainesville	Gainesville	FL	100%	560	488.6	96.8%
CG at Galleria Woods	Birmingham	AL	100%	244	260.7	98.0%
CG at Inverness Lakes	Mobile	AL	15%	312	329.9	87.8%	90.7%	89.1%	92.0%
CG at Wesleyan	Macon	GA	100%	328	382.9	93.0%
CG at Whitemarsh	Savannah	GA	100%	352	347.7		LU	LU	92.9%
Copper Crossing	Fort Worth	TX	100%	400	309.2	95.2%	95.2%	92.8%	91.0%

1Q06	- 44 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	1Q05(1)	2Q05	3Q05	4Q05	1Q06	S-P
Coventry Green	Charleston	SC	0%	256	0.0		88.7%
Cutters Point	Dallas	TX	100%	196	198.0	97.4%	95.9%	97.4%
CV at Ashley Plantation	Bluffton	SC	100%	414	425.1	84.8%
CV at Caledon Wood	Greenville	SC	100%	350	348.3	96.6%	99.4%	96.9%	97.7%
CV at Estrada	Dallas	TX	100%	248	191.2	96.0%	96.0%	96.4%	97.2%
CV at Hillwood	Montgomery	AL	15%	160	150.9	98.1%	100.0%	100.0%	100.0%
CV at Inverness Lakes	Mobile	AL	15%	186	176.5	96.2%	96.2%	97.8%	100.0%
CV at Lake Mary	Orlando	FL	100%	504	431.4	98.6%
CV at Paces Glen	Charlotte	NC	100%	172	155.7	96.5%	97.1%	95.3%	89.5%
CV at Remington Place	Raleigh	NC	100%	136	149.4	97.1%	97.1%	97.8%	97.1%
CV at Stockbridge	Atlanta	GA	15%	240	253.2	95.4%	96.2%	95.4%	95.8%
CV at Stone Brook	Atlanta	GA	100%	188	176.2	93.1%	94.7%	95.7%	87.2%
CV at Town Park	Sarasota	FL	100%	272	316.4	98.2%
CV at Walton Way	Augusta	GA	100%	256	254.3	90.2%
Cypress Cove at Suntree	Melbourne	FL	10%	326	334.7			95.1%
Devonshire	Dallas	TX	100%	144	126.1	95.1%
Dunwoody Springs	Atlanta	GA	100%	350	331.6	95.1%
Eagle Crest	Dallas	TX	100%	484	429.3	92.8%	92.8%	90.9%
Mill Crossing	Fort Worth	TX	100%	184	127.1	87.5%
Sierra Ridge	San Antonio	TX	100%	230	172.7	95.7%	96.5%	92.6%
Silverbrook I & II	Fort Worth	TX	100%	642	523.4	93.8%	96.0%	91.7%
Summerwalk	Charlotte	NC	100%	160	154.0	96.2%	98.1%	96.9%	98.1%
The Arbors on Forest Ridge	Fort Worth	TX	100%	210	154.6	98.6%	95.2%	96.7%
The Landing	Raleigh	NC	100%	200	192.2	95.0%	98.5%	95.5%
The Meadows I, II, & III	Asheville	NC	100%	392	187.6	93.4%	91.6%	95.4%	94.4%
The Meridian	Austin	TX	100%	200	158.8	96.5%	95.5%	95.0%
The Timbers	Raleigh	NC	100%	176	131.1	88.1%	95.5%	92.6%	93.2%
The Trestles	Raleigh	NC	100%	280	217.3	91.1%	96.8%	97.1%	95.7%
Timberglen	Dallas	TX	100%	304	221.3	92.8%	95.7%	94.4%
Toscana	Dallas	TX	100%	192	145.0	94.8%	97.9%	91.7%
Merritt at James Island***	Charleston	SC	100%	230	257.4	97.0%	97.8%	97.4%	92.6%
CG at Metrowest***	Orlando	FL	100%	311	313.5	98.4%	98.7%	99.0%	96.8%

TOTAL SOLD	43			11,916	10,645.4	93.4%	94.9%	94.7%	90.7%

THIRD-PARTY MANAGED PROPERTIES
CMS Monte D’oro, LLC	Birmingham	AL	0%	200	295.8
CMS Rivermont	Nashville	TN	0%	106	115.3
Evergreen Terrace	Phoenix	AZ	0%	185	128.9
Hawthorn Groves	Orlando	FL	0%	328	344.4
Hawthorne Village	Orlando	FL	0%	378	413.8					LU
PH Coursey Place	Baton Rouge	LA	0%	352	344.3
PH Harbour View	Chattanooga	TN	0%	308	323.4
PH Rocky Ridge	Atlanta	GA	0%	300	347.1
Preserve at Godley Station I	Savannah	GA	0%	380	404.2
Summit Place	Charleston	SC	0%	226	200.0

TOTAL MANAGED	10			2,763	2,917.3

Notes:
CG	=	Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B

LU	=	Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S	=	Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

**		Prior period occupancy percentages have been adjusted to reflect the inclusion of Cornerstone.

***		Properties that are being converted to condominiums.

1Q06	- 45 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing

			%
Property	Location		Own	SF — 000s (1)	1Q05	2Q05	3Q05	4Q05	1Q06	S-P
CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL		37.4	100.0%	97.1%	97.1%	97.1%	97.1%	S
901 Maitland	Orlando	FL		155.7	78.7%	81.1%	76.5%	76.5%	63.2%	S
AmSouth Center	Huntsville	AL		154.5	94.5%	94.2%	95.6%	96.9%	96.0%	S
Colonial Bank Centre	Miami	FL		235.5		78.3%	80.1%	86.0%	90.5%
Colonal Center at Colonnade	Birmingham	AL		419.3	62.7%	100.0%	99.8%	99.7%	99.6%	S
Colonial Center 100 at TownPark	Orlando	FL		153.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center 200 at TownPark	Orlando	FL		155.2	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center 600 at TownPark	Orlando	FL		199.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Bayside	Tampa	FL		213.8		52.9%	54.0%	72.3%	69.7%
Colonial Center Blue Lake	Birmingham	AL		166.7	91.6%	99.5%	100.0%	98.3%	99.1%	S
Colonial Center Heathrow	Orlando	FL		807.1	86.3%	86.9%	90.9%	92.1%	92.4%	S
Colonial Center Heathrow 1001	Orlando	FL		192.2			95.0%	95.0%	95.0%
Colonial Center Lakeside	Huntsville	AL		122.2	97.9%	100.0%	98.9%	100.0%	100.0%	S
Colonial Center at Research Park	Huntsville	AL		133.5	100.0%	94.8%	94.8%	74.6%	93.7%	S
Colonial Center at Research Place	Huntsville	AL		272.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center Mansell Overlook	Atlanta	GA		652.5	95.3%	97.8%	98.7%	99.2%	99.8%
Colonial Place I and II	Tampa	FL		371.0	88.8%	92.4%	89.3%	89.9%	92.6%
Colonial Plaza	Birmingham	AL		170.9	80.2%	98.4%	96.0%	96.3%	96.3%	S
Colonial TownPark Office — Lifestyle	Orlando	FL		33.4	LU	LU	100.0%	100.0%	100.0%	S
Concourse Center	Tampa	FL		294.3	77.8%	83.6%	83.8%	83.4%	94.7%	S
DRS Building	Huntsville	AL		215.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Esplanade	Charlotte	NC		202.2			41.1%	45.8%	55.9%
Independence Plaza	Birmingham	AL		106.2	94.8%	98.6%	98.6%	99.7%	99.7%	S
International Park	Birmingham	AL		211.0	99.3%	99.3%	99.3%	99.3%	98.1%	S
Interstate Park	Montgomery	AL		227.0	97.8%	97.7%	90.3%	89.8%	89.6%	S
Lakeside at Mansell	Atlanta	GA		14.9		LU	LU	LU	100.0%
Mansell 400 Business Park	Atlanta	GA		188.5	72.2%	84.0%	84.5%	87.3%	87.8%
The Peachtree	Atlanta	GA		310.8			75.2%	76.9%	82.2%
Perimeter Corporate Park	Huntsville	AL		234.9	85.6%	82.5%	84.2%	92.6%	88.9%	S
Progress Center	Huntsville	AL		222.0	92.3%	95.1%	100.0%	100.0%	95.2%	S
Research Park Office Center	Huntsville	AL		176.6	96.7%	97.6%	98.2%	100.0%	100.0%	S
Research Park Office Center #4	Huntsville	AL		59.9	75.1%	100.0%	100.0%	100.0%	100.0%
Research Park Plaza III and IV	Austin	TX		357.7		100.0%	100.0%	100.0%	100.0%
Riverchase Center	Birmingham	AL		305.2	87.6%	92.9%	96.4%	97.8%	96.6%	S
Shoppes at Mansell	Atlanta	GA		20.9	100.0%	100.0%	100.0%	100.0%	87.5%

TOTAL CONSOLIDATED	35			7,794.2	89.5%	92.7%	91.3%	92.4%	93.2%

UNCONSOLIDATED PROPERTIES
6600 Campus Circle (2)	Dallas	TX	15%	127.2			96.8%	96.8%	96.8%
Atlanta Chamblee (2)	Atlanta	GA	15%	1,129.6			91.3%	92.9%	93.4%
Atlanta Gwinnett Place (2)	Atlanta	GA	15%	262.8			81.8%	72.8%	73.4%
Atlanta Perimeter (2)	Atlanta	GA	15%	181.9			83.0%	83.0%	86.8%
Atlantic Center Plaza (2)	Atlanta	GA	15%	501.2			88.9%	88.9%	90.2%
Baymeadows Way (2)	Jacksonville	FL	15%	224.3			100.0%	100.0%	100.0%
Broward Financial Center (2)	Ft.Lauderdale	FL	15%	325.6			86.4%	79.2%	79.2%
Charlotte University (2)	Charlotte	NC	15%	182.9			78.8%	90.9%	92.8%
Charlotte Vanguard (2)	Charlotte	NC	15%	527.5			66.1%	66.1%	72.7%
Decoverly (2)	Rockville	MD	15%	154.8			98.8%	98.8%	98.8%
Germantown Center (2)	Memphis	TN	15%	531.7			84.6%	85.8%	86.1%

1Q06	- 46 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing

			%
Property	Location		Own	SF — 000s (1)	1Q05	2Q05	3Q05	4Q05	1Q06	S-P
Jacksonville Baymeadows (2)	Jacksonville	FL	15%	751.3			97.3%	97.1%	97.1%
Jacksonville JTB (2)	Jacksonville	FL	15%	416.8			100.0%	100.0%	100.0%
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%
Las Olas Centre (2)	Ft.Lauderdale	FL	15%	469.2			89.2%	88.3%	83.3%
McGinnis Park (2)	Atlanta	GA	15%	202.2			63.6%	61.6%	58.6%
Orlando Central (2)	Orlando	FL	15%	615.6			85.1%	85.9%	85.4%
Orlando Lake Mary (2)	Orlando	FL	15%	303.5			80.4%	80.4%	83.1%
Orlando University (2)	Orlando	FL	15%	384.0			85.3%	92.6%	91.8%
Paragon Place 1 (2)	Richmond	VA	15%	145.1			99.7%	99.7%	98.9%
Post Oak (2)	Houston	TX	15%	1,200.8			84.4%	94.0%	91.3%
Ravinia 3 (2)	Atlanta	GA	15%	804.9			76.3%	77.1%	74.8%
Signature Place (2)	Dallas	TX	15%	437.3			72.4%	69.6%	66.0%
St.Petersburg Center (2)	Tampa	FL	15%	673.9			91.6%	87.4%	90.5%
Tallahassee Center (2)	Tallahassee	FL	15%	836.4			77.8%	77.8%	84.3%
Tollway Crossing (2)	Dallas	TX	15%	152.2			100.0%	100.0%	100.0%
Westchase (2)	Houston	TX	15%	184.3			91.4%	81.8%	92.2%

TOTAL UNCONSOLIDATED	27			11,756.9
UNCONSOLIDATED WTD FOR CLP % OWNED				1,769.0	100.0%	100.0%	85.7%	86.4%	86.9%

SOLD — LAST 5 QTRS

TOTAL SOLD	0			—	—	—	—

THIRD-PARTY MANAGED PROPERTIES
Beacon Ridge Tower	Birmingham	AL	0%	153.4
Concourse Riverchase	Birmingham	AL	0%	171.5
HIBC Bldg 550	Orlando	FL	0%	125.9
HIBC Bldg 600	Orlando	FL	0%	125.2
International Park 2000	Birmingham	AL	0%	129.5
Interstate Park 700 & 800	Montgomery	AL	0%	43.4

TOTAL MANAGED	6			748.8

(1)	Square footage includes Colonial’s weighted square footage for unconsolidated properties. Total square footage not weighted is equal to 19,551.1 square feet.
(2)	DRA/Colonial Office JV Property.

1Q06	- 47 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	1Q05	2Q05	3Q05	4Q05	1Q06	S-P
CONSOLIDATED PROPERTIES
Britt David Shopping Ctr	Columbus	GA		109.6	—	109.6	70.0%	75.9%	75.9%	75.9%	74.7%	S
Brookwood Village Ctr	Birmingham	AL		88.2	—	88.2	93.0%	98.3%	98.3%	81.5%	86.9%
CM Decatur	Huntsville	AL		576.1	80.9	495.2	86.3%	86.2%	87.2%	89.0%	87.9%
CM Lakeshore	Gainesville	GA		518.3	—	518.3	90.7%	93.1%	93.5%	93.1%	92.3%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.1	92.9%	89.7%	90.8%	94.5%	93.4%	S
CM Staunton	Staunton	VA		423.4	—	423.4	96.9%	97.6%	97.6%	96.9%	96.9%	S
Colonial Brookwood Village	Birmingham	AL		602.5	232.0	370.5	94.8%	95.0%	96.8%	96.3%	97.4%	S
Colonial Shops Colonnade	Birmingham	AL		125.5	—	125.5	56.0%	83.9%	83.3%	86.8%	90.2%	S
CP at Portofino	Houston	TX		372.5	—	372.5	82.3%	83.3%	81.0%	82.9%	82.3%
CP Alabaster	Birmingham	AL		218.7	—	218.7			LU	100.0%	100.0%
CP Beechwood	Athens	GA		350.1	—	350.1	82.9%	95.6%	96.1%	99.8%	100.0%	S
CP Burnt Store	Punta Gorda	FL		95.0	—	95.0	96.1%	96.1%	97.2%	98.9%	98.9%	S
CP Craft Farms	Gulf Shores	AL		53.2	—	53.2			LU	LU	LU
CP Hunter’s Creek	Orlando	FL		227.5	—	227.5	50.6%	51.5%	51.5%	52.6%	52.6%	S
CP Lakewood	Jacksonville	FL		195.2	—	195.2	84.3%	84.3%	82.4%	83.0%	84.6%	S
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	76.2%	77.1%	76.3%	80.0%	58.2%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	98.0%	98.0%	98.0%	97.9%	97.9%	S
CP Northdale	Tampa	FL		230.9	55.0	175.9	98.0%	98.0%	94.3%	95.2%	95.2%	S
CP TownPark	Orlando	FL		199.2	—	199.2	87.7%	86.3%	86.4%	88.9%	92.2%	S
CP Trussville	Birmingham	AL		388.3	—	388.3	98.5%	100.0%	100.0%	100.0%	100.0%	S
CP Trussville II	Birmingham	AL		282.7	224.5	58.2	97.3%	97.3%	100.0%	100.0%	100.0%	S
CP Tutwiler Farm	Birmingham	AL		514.1	174.0	340.1	100.0%	100.0%	100.0%	99.4%	99.4%	S
CP Tutwiler Farm II	Birmingham	AL		96.5	—	96.5					LU
CP Wekiva	Orlando	FL		208.6	—	208.6	83.3%	84.1%	84.9%	85.5%	83.5%	S
CP Winter Haven	Orlando	FL		161.6	—	161.6	87.7%	89.5%	87.4%	87.2%	90.4%
CS Bear Lake	Orlando	FL		131.7	—	131.7	93.5%	94.9%	88.3%	86.4%	85.9%	S
CS Bellwood	Montgomery	AL		88.5	—	88.5	100.0%	100.0%	96.7%	91.7%	88.5%	S
CS Clay	Birmingham	AL		66.2	—	66.2	95.3%	96.1%	91.9%	91.9%	94.2%	S
CS McGehee	Montgomery	AL		98.3	—	98.3	79.0%	81.7%	83.2%	88.0%	81.8%	S
CS Quaker Village	Greensboro	NC		102.2	—	102.2	77.1%	78.5%	78.5%	78.0%	86.3%	S
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	94.7%	96.5%	100.0%	100.0%	100.0%	S
Kingwood Commons	Houston	TX		164.4	—	164.4	84.9%	85.6%	87.5%	87.5%	87.5%	S
Olde Town Shopping Ctr	Montgomery	AL		38.8	—	38.8	67.6%	59.7%	57.4%	57.4%	67.3%	S
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	100.0%	100.0%	100.0%	100.0%	92.2%	S
Village on the Parkway	Dallas	TX	90%	381.2	—	381.2	96.5%	94.4%	92.6%	94.7%	91.9%	S

TOTAL CONSOLIDATED	35			7,898.9	970.0	6,928.9	88.4%	89.0%	89.7%	90.7%	90.1%

UNCONSOLIDATED PROPERTIES
CP Boulevard Square	Pembroke Pines	FL	10%	220.7	—	220.7					100.0%
CP Deerfield	Deerfield Beach	FL	10%	378.7	—	378.7					98.5%
CS College Parkway	Ft. Myers	FL	10%	78.9	—	78.9					100.0%
CS Pines Plaza	Pembroke Pines	FL	10%	68.2	—	68.2					100.0%
CM Bel Air	Mobile	AL	10%	1,333.8	334.0	999.8				97.5%	97.0%
CM Glynn Place	Brunswick	GA	10%	507.9	225.6	282.3				86.5%	87.0%
CM Greenville	Greenville	NC	10%	450.3	46.1	404.3				96.4%	94.9%
CM Myrtle Beach	Myrtle Beach	SC	10%	474.2	—	474.2				96.7%	94.1%
CM Valdosta	Valdosta	GA	10%	399.0	73.7	325.3				92.8%	94.6%
Colonial University Village	Auburn	AL	10%	526.2	124.7	401.5				87.2%	87.0%
CP Turkey Creek	Knoxville	TN	50%	82.7	—	82.7			LU	LU	LU
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.8	98.8%	98.8%	93.8%	93.8%	93.6%	S
CP Madison	Huntsville	AL	25%	110.7	—	110.7	100.0%	100.0%	100.0%	95.7%	95.7%	S
Parkway Place	Huntsville	AL	45%	635.7	348.2	287.6	82.6%	83.4%	84.7%	85.0%	80.5%	S

TOTAL UNCONSOLIDATED	14			5,647.7	1,368.0	4,279.8	90.9%	91.1%	90.4%	93.4%	93.7%
UNCONSOLIDATED WTD FOR CLP % OWNED				837.0	258.7	578.3	87.0%	87.5%	88.0%	91.7%	91.3%

1Q06	- 48 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	1Q05	2Q05	3Q05	4Q05	1Q06	S-P
SOLD — LAST 5 QTRS
CM Gadsden	Gadsden	AL		517.0	—	517.0
CM Temple	Temple	TX		555.6	109.0	446.6	91.1%
CM Burlington	Burlington	NC		419.2	—	419.2	97.1%	95.5%
CM Macon	Macon	GA		1,446.4	682.2	764.2	92.6%	90.7%
CM Bel Air (1)	Mobile	AL		1,333.8	334.0	999.8	95.9%	96.5%	96.8%
CM Glynn Place (1)	Brunswick	GA		507.9	225.6	282.3	95.3%	95.3%	87.5%
CM Greenville (1)	Greenville	NC		450.3	46.1	404.3	97.4%	96.7%	96.4%
CM Myrtle Beach (1)	Myrtle Beach	SC		474.2	—	474.2	93.7%	91.8%	95.3%
CM Valdosta (1)	Valdosta	GA		399.0	73.7	325.3	93.5%	93.2%	92.8%
Colonial University Village (1)	Auburn	AL		526.2	124.7	401.5	84.2%	83.7%	86.0%
CP Boulevard Square (2)	Pembroke Pines	FL		220.7	—	220.7	95.4%	95.4%	97.1%	100.0%
CP Deerfield (2)	Deerfield Beach	FL		378.7	—	378.7	97.7%	98.0%	98.4%	99.3%
CS College Parkway (2)	Ft. Myers	FL		78.9	—	78.9	100.0%	100.0%	100.0%	100.0%
CS Pines Plaza (2)	Pembroke Pines	FL		68.2	—	68.2	100.0%	100.0%	100.0%	100.0%

TOTAL SOLD	14			7,376.1	1,595.2	5,780.9	94.2%	93.9%	94.6%	99.6%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL	0%	5.5		5.5
Hoover Commons	Birmingham	AL	0%	196.8		196.8
Meadowbrook Place	Huntsville	AL	0%	68.0		68.0
Plaza Centre	Madison	AL	0%	82.0		82.0

TOTAL MANAGED	4			352.3		352.3

(1)	Colonial entered into a joint venture with the GPT Group and Babcock & Brown in which it transferred these six regional malls to the partnership. Colonial retained a 10% interest in these properties.

(2)	Colonial sold a 90% interest to The Cornfeld Group and retained a 10% interest in four strip centers.

1Q06	- 49 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

1Q06	- 50 -	NYSE: CLP